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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                           TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ____

                             ----------------------

                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   74-0800980
                     (I.R.S. Employer Identification Number)

     712 MAIN STREET, HOUSTON, TEXAS                          77002
 (Address of principal executive offices)                   (Zip code)

                    LEE BOOCKER, 712 MAIN STREET, 26TH FLOOR
                       HOUSTON, TEXAS 77002 (713) 216-2448
            (Name, address and telephone number of agent for service)

                                   ONEOK, INC.
               (Exact name of obligor as specified in its charter)

            OKLAHOMA                                      73-1520922
 (State or other jurisdiction of                       (I.R.S. Employer
 incorporation or organization)                     Identification Number)

         100 WEST FIFTH STREET                              74103
            TULSA, OKLAHOMA                              (Zip code)
(Address of principal executive offices)

                          7.75% NOTES DUE MARCH 1, 2005
                         (Title of indenture securities)


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
ITEM 1. GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

             Comptroller of the Currency, Washington, D.C. Federal Deposit Insurance Corporation, Washington, D.C. Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

             The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

             IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

             The obligor is not an affiliate of the trustee. (See Note on Page
             7.)

ITEM 3. VOTING SECURITIES OF THE TRUSTEE.

             FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE.

                         COL. A                          COL. B
                     TITLE OF CLASS                AMOUNT OUTSTANDING
                    ---------------               -------------------
             Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.

                  IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING
INFORMATION:

             (a) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER
                 INDENTURE.

             Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

             (b) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

             Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH OBLIGOR OR UNDERWRITERS.

             IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICER OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

             Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

             FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

     COL. A          COL. B             COL. C              COL. D
                                                         PERCENTAGE OF
                                                       VOTING SECURITIES
                                                        REPRESENTED BY
                                      AMOUNT OWNED     AMOUNT GIVEN IN
 NAME OF OWNER   TITLE OF CLASS       BENEFICIALLY          COL.C
 -------------   --------------       ------------     -----------------


     Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.

                  FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

     COL. A          COL. B             COL. C              COL. D
                                                         PERCENTAGE OF
                                                       VOTING SECURITIES
                                                        REPRESENTED BY
                                      AMOUNT OWNED     AMOUNT GIVEN IN
 NAME OF OWNER   TITLE OF CLASS       BENEFICIALLY          COL.C
 -------------   --------------       ------------     -----------------

     Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

                  FURNISH THE FOLLOWING INFORMATION AS TO THE SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

     COL. A           COL. B              COL. C              COL. D
                                       AMOUNT OWNED
                    WHETHER THE      BENEFICIALLY OR      PERCENTAGE OF
                    SECURITIES      HELD AS COLLATERAL        CLASS
                    ARE VOTING         SECURITY FOR      REPRESENTED BY
                   OR NONVOTING       OBLIGATIONS IN     AMOUNT GIVEN IN
 TITLE OF CLASS     SECURITIES           DEFAULT              COL.C
 --------------    ------------     ------------------   ---------------

     Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

ITEM 9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

                  IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

     COL. A           COL. B              COL. C              COL. D
                                       AMOUNT OWNED
                                     BENEFICIALLY OR      PERCENTAGE OF
                                    HELD AS COLLATERAL        CLASS
 NAME OF ISSUER                        SECURITY FOR      REPRESENTED BY
      AND             AMOUNT          OBLIGATIONS IN     AMOUNT GIVEN IN
 TITLE OF CLASS    OUTSTANDING      DEFAULT BY TRUSTEE        COL.C
 --------------    ------------     ------------------   ---------------

     Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

                  IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

     COL. A           COL. B              COL. C              COL. D
                                       AMOUNT OWNED
                                     BENEFICIALLY OR      PERCENTAGE OF
                                    HELD AS COLLATERAL        CLASS
 NAME OF ISSUER                        SECURITY FOR      REPRESENTED BY
      AND             AMOUNT          OBLIGATIONS IN     AMOUNT GIVEN IN
 TITLE OF CLASS    OUTSTANDING      DEFAULT BY TRUSTEE        COL.C
 --------------    ------------     ------------------   ---------------

     Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

                  IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OR SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

     COL. A           COL. B              COL. C              COL. D
                                       AMOUNT OWNED
                                     BENEFICIALLY OR      PERCENTAGE OF
                                    HELD AS COLLATERAL        CLASS
 NAME OF ISSUER                        SECURITY FOR      REPRESENTED BY
      AND             AMOUNT          OBLIGATIONS IN     AMOUNT GIVEN IN
 TITLE OF CLASS    OUTSTANDING      DEFAULT BY TRUSTEE        COL.C
 --------------    ------------     ------------------   ---------------

     Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

                  EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:


       COL. A                COL. B                   COL. C
      NATURE OF              AMOUNT
    INDEBTEDNESS           OUTSTANDING               DATE DUE
    ------------           -----------               --------

     Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 13. DEFAULTS BY THE OBLIGOR.

         (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There is not, nor has there been, a default with respect to the securities under this indenture. (See Note on Page 7.)

         (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There has not been a default under any such indenture or series. (See Note on Page 7.)

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

                  IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

ITEM 15. FOREIGN TRUSTEE.

                  IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

                  Not applicable.

ITEM 16. LIST OF EXHIBITS.

                  LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

                  o 1. A copy of the articles of association of the trustee now in effect.

                  # 2. A copy of the certificate of authority of the trustee to commence business.

                  * 3. A copy of the certificate of authorization of the trustee to exercise corporate trust powers issued by the Board of Governors of the Federal Reserve System under date of January 21, 1948.

                  + 4. A copy of the existing bylaws of the trustee.

                    5. Not applicable.

                    6. The consent of the United States institutional trustees required by Section 321(b) of the Act.

                    7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                    8. Not applicable.

                    9. Not applicable.

                      NOTE REGARDING INCORPORATED EXHIBITS

         Effective January 20, 1998, the name of the Trustee was changed from Texas Commerce Bank National Association to Chase Bank of Texas, National Association. Certain of the exhibits incorporated herein by reference, except for Exhibit 7, were filed under the former name of the Trustee.

         o Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-56195.

         # Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-42814.

         * Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-11 File No. 33-25132.

         + Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-65055.



                                      NOTE

                  Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Items 2 and 13, the answers to said Items are based on incomplete information. Such Items may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE

         PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, FORMERLY KNOWN AS TEXAS COMMERCE BANK NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO AUTHORIZED, ALL IN THE CITY OF HOUSTON, AND STATE OF TEXAS, ON THE 10TH DAY OF MARCH, 2000.

                                            CHASE BANK OF TEXAS, NATIONAL
                                             ASSOCIATION, AS TRUSTEE


                                            By:    /s/ JOHN G. JONES
                                               ---------------------------------
                                                       John G. Jones
                                               Vice President and Trust Officer

                                                                       EXHIBIT 6



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

         The undersigned is trustee under an Indenture between ONEOK, Inc., an Oklahoma corporation, as obligor (the "Company"), and Chase Bank of Texas, National Association, as Trustee, entered into in connection with the issuance of the Company's 7.75% Notes due March 1, 2005.

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                            Very truly yours,

                                            CHASE BANK OF TEXAS, NATIONAL
                                             ASSOCIATION, as Trustee


                                            By: /s/ JOHN G. JONES
                                               ---------------------------------
                                               John G. Jones
                                               Vice President and Trust Officer

                                                                       EXHIBIT 7




                                                                         Board of Governors of the Federal Reserve System
                                                                         OMB Number: 7100-0036
                                                                         Federal Deposit Insurance Corporation
                                                                         OMB Number: 3064-0052
                                                                         Office of the Comptroller of the Currency
                                                                         OMB Number: 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                       Expires March 31, 2000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                      [1]
[LOGO]                                                                   Please Refer to Page i,
                                                                         Table of Contents, for
                                                                         the required disclosure
                                                                         of estimated burden.
-------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES - FFIEC 031

REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 1999                       19991231
                                                                       -----------
                                                                       (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State    This report form is to be filed by banks with branches and
member banks); 12 U.S.C. Section 1817 (State nonmember          consolidated subsidiaries in U.S. territories and possessions,
banks); and 12 U.S.C. Section 161 (National banks).             Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.
-------------------------------------------------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by     The Reports of Condition and Income are to be prepared in
an authorized officer and the Report of Condition must be       accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees) for
State nonmember banks and three directors for State member
and National banks.

I, Jack Alexander, Senior Vice President                        We, the undersigned directors (trustees), attest to
-----------------------------------------------------------     the correctness of this Report of Condition
   Name and Title of Officer Authorized to Sign Report          (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our
of the named bank do hereby declare that these Reports of       knowledge and belief has been prepared in conformance
Condition and Income (including the supporting schedules) for   with the instructions issued by the appropriate
this report date have been prepared in conformance with the     Federal regulatory authority and is true and correct.
instructions issued by the appropriate Federal regulatory
authority and are true to the best of my knowledge and belief.  Alan R. Buckwalter            /s/ ALAN R. BUCKWALTER
                                                                ---------------------------------------------------------
                                                                Director (Trustee)
/s/ JACK ALEXANDER
-------------------------------------------------------------   Harriet S. Wasserstrum        /s/ HARRIET S. WASSERSTRUM
Signature of Officer Authorized to Sign Report                  ---------------------------------------------------------
                                                                Director (Trustee)

                                                                Beverly H. McCaskill          /s/ BEVERLY H. MCCASKILL
-------------------------------------------------------------   ---------------------------------------------------------
Date of Signature                                               Director (Trustee)
-------------------------------------------------------------------------------------------------------------------------

Submission of Reports                                                   (If other than EDS) must transmit the bank's
                                                                         computer data file to EDS.

Each bank must prepare its Reports of Condition and Income
either:                                                         For electronic filing assistance, contact EDS Call
                                                                Report Services, 2150 N. Prospect Ave., Milwaukee,
                                                                WI 53202, telephone (800) 255-1571.

(a) in electronic form and then file the computer data file
    directly with the banking agencies' collection agent.
    Electronic Data Systems Corporation (EDS), by modem or      To fulfill the signature and atestation requirement for the
    on computer diskette; or                                    Reports of Condition and Income for this report date, attach
(b) in hard-copy (paper) form and arrange for another party     this signature page (or a photocopy or a computer-generated
    to convert the paper report to electronic form. That        version of this page) to the hard-copy record of the completed
    party                                                       report that the bank places in its files.

-------------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number  03263                                  Chase Bank of Texas, National Association
                       ----------                               ---------------------------------------------------------
                       (RCRI 9050)                              Legal Title of Bank (TEXT 9010)

http://Chase.com                                                Houston
-------------------------------------------------------------   ---------------------------------------------------------
Primary Internet Web Address of Bank                            City (TEXT 9130)
(Home Page), if any (TEXT 4087)                                 TX                                 77001
(Example: www.example.com)                                      ---------------------------------------------------------
                                                                State Abbrev. (TEXT 9200)          Zip Code (TEXT 9220)


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                                                            FFIEC 031
                                                                                                            Page i
                                                                                                                 2

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES

---------------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS                                              REPORT OF CONDITION

SIGNATURE PAGE                                       COVER     Schedule RC--Balance Sheet ..........................  RC-1, 2

REPORT OF INCOME                                               Schedule RC-A--Cash and Balances Due
                                                               From Depository Institutions ........................  RC-3
Schedule RI-Income Statement  ....................  RI-1, 2, 3
                                                               Schedule RC-B--Securities ...........................  RC-3, 4, 5
Schedule RI-A-Changes in Equity Capital ............RI-4
                                                               Schedule RC-C--Loans and Lease Financing Receivables:
Schedule RI-B-Charge-offs and Recoveries on Loans                Part I. Loans and Leases ..........................  RC-6, 7, 8
  and Leases and Changes in Allowance for Credit                 Part II. Loans to Small Businesses and
  Losses  ...........................................RI-4, 5     Small Farms (to be completed for the
                                                                 June report only; not included in the forms
                                                                 for the September and December reports) ...........  RC-8a, 8b
Schedule RI-D--Income from International
  Operations ....................................... RI-6        Schedule RC-D--Trading Assets and Liabilities
                                                                  (to be completed only by selected banks)  ........  RC-8
Schedule RI-E--Explanations ........................ RI-7, 8     Schedule RC-E--Deposit Liabilities ................  RC-9, 10, 11
                                                                 Schedule RC-F--Other Assets   .....................  RC-11
Disclosure of Estimated Burden                                   Schedule RC-G--Other Liabilities  .................  RC-11
                                                                 Schedule RC-H--Selected Balance Sheet Items
The estimated average burden associated with this                 for Domestic Offices  ............................  RC-12
information collection is 34.1 hours per respondent and          Schedule RC-I--Selected Assets and Liabilities
estimated to vary from 15 to 400 hours per response,              of IBFs ..........................................  RC-13
depending on individual circumstances. Burden estimates          Schedule RC-K--Quarterly Averages .................  RC-13
include the time for reviewing instructions, gathering           Schedule RC-L--Off Balance Sheet
and maintaining data in the required form, and completing         Items ............................................  RC-14, 15, 16
the information collection, but exclude the time for compiling   Schedule RC-M--Memoranda  .........................  RC-17, 18
and maintaining business records in the normal course of         Schedule RC-N--Past Due and Nonaccrual
a respondent's activities. A Federal agency may not conduct       Loans, Leases, and Other Assets ..................  RC-19, 20
or sponsor, and an organization (or a person) is not              Loans, Leases, and Other Assets ..................  RC-19, 20
required to respond to a collection of information,              Schedule RC-O--Other Data for Deposit
unless it displays a currently valid OMB control number.          Insurance and FICO Assessments  ................... RC-21, 22
Comments concerning the accuracy of this burden estimate and      Schedule RC-R--Regulatory Capital .................. RC-23, 24
suggestions for reducing this burden should be directed to        Optional Narrative Statement Concerning the
the Office of Information and Regulatory Affairs,                 Amounts Reported in the Reports
Office of Management and Budget.                                  of Condition and Income ........................... RC-25
Washington, D.C. 20503, and to one of the following:
Secretary
Board of Governors of the Federal Reserve System                 SPECIAL REPORT (TO BE COMPLETED BY ALL BANKS)
Washington, D.C. 20551

 Legislative and Regulatory Analysis Division
 Office of the Comptroller of the Currency
 Washington, D.C. 20219

 Assistant Executive Secretary
 Federal Deposit Insurance Corporation
 Washington, D.C. 20429



For information or assistance, National and State nonmember banks should contact the FDIC's Reports Analysis and Quality

Chase Bank of Texas, National Association   Call Date:   12/31/99          State #:                   FFIEC  031
712 Main Street                             Vendor Date: D                  Cert #:     03263               RI-1
Houston, TX 77001                           Transit#:    0000000                                      ----------
                                                                                                           3
                                                                                                      ----------

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1999-DECEMBER 31, 1999

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.


SCHEDULE RI--INCOME STATEMENT

                                                                                                             I480  <-
                                                                                            Dollar Amounts in Thousands
 ----------------------------------------------------------------------------------------------------------------------
1. Interest income:
   a. Interest and fee income on loans:
      (1) In domestic offices:                                                                RIAD
                                                                                              ----
          (a) Loans secured by real estate..................................................  4011      221,609    1.a.(1)(a)
          (b) Loans to depository institutions..............................................  4019          232    1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers...........  4024        1,824    1.a.(1)(c)
          (d) Commercial and industrial loans...............................................  4012      436,152    1.a.(1)(d)
          (e) Acceptances of other banks....................................................  4026            0    1.a.(1)(e)
          (f) Loans to individuals for household, family and other personal expenditures:
              (1) Credit cards and related plans............................................  4054       13,518    1.a.(1)(f)(1)
              (2) Other.....................................................................  4055      148,370    1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions........................  4056          539    1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
              (1) Taxable obligations.......................................................  4503            0    1.a.(1)(h)(1)
              (2) Tax-exempt obligations....................................................  4504          309    1.a.(1)(h)(2)
          (i) All other loans in domestic offices...........................................  4058      140,054    1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs.....................  4059        1,477    1.a.(2)
   b. Income from lease financing receivables:
      (1) Taxable leases....................................................................  4505        1,977    1.b.(1)
      (2) Tax-exempt leases.................................................................  4307            0    1.b.(2)
   c. Interest income on balances due from depository institutions: (1)
      (1) In domestic offices...............................................................  4105            0    1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs.....................  4106          117    1.c.(2)
   d. Interest and dividend income on securities:
      (1) U.S. Treasury securities and U.S. Government agency obligations
          (including mortgage-backed securities issued
          or guaranteed by FNMA, FHLMC, or GNMA) ...........................................  4027      316,091    1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:
          (a) Taxable securities............................................................  4506            3    1.d.(2)(a)
          (b) Tax-exempt securities.........................................................  4507           11    1.d.(2)(b)
      (3) Other domestic debt securities
          (including mortgage-backed securities not issued
          or guaranteed by FNMA, FHLMC, or GNMA)............................................  3657           40    1.d.(3)

      (4) Foreign debt securities...........................................................  3658          147    1.d.(4)
      (5) Equity securities (including investments in mutual funds).........................  3659        2,849    1.d.(5)
   e. Interest income from trading assets...................................................  4069          124    1.e.



---------------
(1) Includes interest income on time certificates of deposit not held for trading.

Chase Bank of Texas, National Association       Call Date:  12/31/1999  State #:           FFIEC C3
712 Main Street                                 Vendor ID:  D           Cert #:  03263       RI-2
Houston, TX 77001                               Transit #:  00000000
                                                                                                                  --------
                                                                                                                     4
                                                                                                                  --------

Schedule RI -- Continued

                                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------


 1. Interest income (continued)
     f.   Interest income on federal funds sold and securities purchased under  RIAD  Year-to-Date
          agreements to resell..................................................4020      30,706                       1.f
     g.   Total interest income (sum of items 1.a through 1.f)..................4107   1,322,149                       1.g
 2. Interest expense:
     a.   Interest on deposits:
          (1) Interest on deposits in domestic offices:
              (a) Transaction accounts (NOW accounts, ATS accounts, and
                  telephone and preauthorized transfer accounts)................4508       4,260                       2.a.(1)(a)
              (b) Nontransaction accounts:
                  (1) Money market deposit accounts (MMDAs).....................4509      44,939                       2.a.(1)(b)(1)
                  (2) Other savings deposits....................................4511     130,381                       2.a.(1)(b)(2)
                  (3) Time deposits of $100,000 or more.........................A517      42,418                       2.a.(1)(b)(3)
                  (4) Time deposits of less than $100,000.......................A518     104,867                       2.a.(1)(b)(4)
          (2) Interest on deposits in foreign offices, Edge and Agreement
              subsidiaries, and IBFs............................................4172      11,680                       2.a.(2)
     b.   Expense of federal funds purchased and securities sold under
          agreements to repurchase..............................................4180      79,983                       2.b
     c.   Interest on demand notes issued to the U.S. Treasury, trading
          liabilities, and other borrowed money.................................4185      33,262                       2.c
     d.   Not applicable
     e.   Interest on subordinated notes and debentures.........................4200      28,583                       2.e
     f.   Total interest expense (sum of Items 2.a through 2.e).................4073     480,373   RIAD                2.f
  3. Net interest income (item 1.g minus 2.f)...................................                   4074   841,776      3.
  4. Provisions:
     a.   Provision for credit losses...........................................                   4230   110,000      4.a
     b.   Provision for allocated transfer risk.................................                   4243         0      4.b
  5. Noninterest income:                                                        RIAD
     a.   Income from fiduciary activities......................................4070     190,226                       5.a
     b.   Service charges on deposit accounts in domestic offices...............4080     157,896                       5.b
     c.   Trading revenue (must equal Schedule RI, sum of Memorandum
          items 8.a through 8.d)................................................A220      26,028                       5.c
     d.-e. Not applicable
     f.   Other noninterest income:
          (1) Other fee income..................................................5407     120,837                       5.f.(1)
          (2) All other noninterest income*.....................................5408     205,040   RIAD                5.f.(2)
     g.   Total noninterest income (sum of items 5.a through 5.f)...............                   4079   700,029      5.g
  6. a.   Realized gains (losses) on held-to-maturity securities................                   3521         0      6.a
     b.   Realized gains (losses) on available-for-sale securities..............                   3196    23,667      6.b
  7. Noninterest expense:                                                       RIAD
     a.   Salaries and employee benefits........................................4135   567,699                         7.a
     b.   Expenses of premises and fixed assets (net of rental income)
          (excluding salaries and employee benefits and mortgage interest)......4217   215,437                         7.b
     c.   Other noninterest expense*............................................4092   284,337     RIAD                7.c
     d.   Total noninterest expense (sum of items 7.a through 7.c)..............                   4093 1,067,473      7.d
  8. Income (loss) before income taxes and extraordinary items and other
     adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)..                   4301   388,019      8.
  9. Applicable income taxes (on item 8)........................................                   4302   138,271      9.
 10. Income (loss) before extraordinary items and other adjustments (item 8
     minus 9)...................................................................                   4300   249,748      10.
 11. Extraordinary items and other adjustments, net of income taxes*............                   4320         0      11.
 12. Net income (loss) (sum of items 10 and 11).................................                   4340   248,748      12.

---------------
* Describe on Schedule RI-E -- Explanations.

Chase Bank of Texas, National Association          Call Date:   12/31/1999      State #:          FFIEC  031
712 Main Street                                    Vendor ID:   D               Cert #:   03263    RI-3
Houston, TX 77001                                  Transit #:   00000000                          ----------
                                                                                                       5
                                                                                                  ----------

Schedule RI--Continued

                                                                                                                       I481   <-

                                                                          Dollar Amounts in Thousands   RIAD   Year-to-date
---------------------------------------------------------------------------------------------------------------------------
Memoranda
1.  Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after
    August 7, 1986, that is not deductible for federal income tax purposes...........................   4513              6   M.1.
2.  Income from the sale and servicing of mutual funds and annuities in domestic offices
    (included in Schedule RI, item 8)................................................................   8431         21,590   M.2.
3.-4. Not applicable
5.  Number of full-time equivalent employees on payroll at end of current period (round to                           Number
    nearest whole number)............................................................................   4150          9,861   M.5.
6.  Not applicable
7.  If the reporting bank has restated its balance sheet as a result of applying push                            CCYY/MM/DD
    accounting this calendar year, report the date of the bank's acquisition(1)......................   9106            N/A   M.7.
8.  Trading revenue (from cash instruments and off-balance sheet derivative instruments)
    (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):
    a. Interest rate exposures.......................................................................   8757            116   M.8.a.
    b. Foreign exchange exposures....................................................................   8758         25,912   M.8.b.
    c. Equity security and index exposures...........................................................   8759              0   M.8.c.
    d. Commodity and other exposures.................................................................   8760              0   M.8.d.
9.  Impact on income of off-balance sheet derivatives held for purposes other than trading:
    a. Net increase (decrease) to interest income....................................................   8761          2,370   M.9.a.
    b. Net (increase) decrease to interest expense...................................................   8762            659   M.9.b.
    c. Other (noninterest) allocations...............................................................   8763         (1,014)  M.9.c.
10. Credit losses on off-balance sheet derivatives (see instructions)................................   A251              0   M.10.

11. Does the reporting bank have a Subchapter S election in effect for federal income tax                          YES/NO
    purposes for the current tax year?  .............................................................   A530             NO   M.11.
12. Deferred portion of total applicable income taxes included in Schedule RI,
    items 9 and 11 (to be reported with the December Report of Income)...............................   4772          6,110   M.12.



--------------
(1) For example, a bank acquired on June 1, 1998, would report 1998/06/01.
 *  Describe on Schedule RI-E Explanations.

Legal Title of Bank:  Chase Bank of Texas, National Association.     Call Date: 12/31/1999    State #:        FFIEC  031
Address:              712 Main Street                                Vendor ID: D               Cert#: 03263     RI-4
City, State   Zip:    Houston, TX 77001                              Transit #: 00000000
FDIC Certificate No.: 03263

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                                         I483   <-
                                                                            Dollar Amounts in Thousands  RIAD
 ----------------------------------------------------------------------------------------------------------------------------------
 1. Total equity capital originally reported in the December 31, 1998, Reports of Condition
    and Income........................................................................................   3215     1,812,417      1.
 2. Equity capital adjustments from amended Reports of Income, net*...................................   3216             0      2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2)..............................   3217     1,812,417      3.
 4. Net income (loss) (must equal Schedule RI, item 12)...............................................   4340       248,748      4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net................................   4346             0      5.
 6. Changes incident to business combinations, net....................................................   4356             0      6.
 7. LESS: Cash dividends declared on preferred stock..................................................   4470             0      7.
 8. LESS: Cash dividends declared on common stock.....................................................   4460       100,000      8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions for
    this schedule)....................................................................................   4411             0      9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)     4412             0     10.
11. a. Change in net unrealized holding gains (losses) on available-for-sale securities...............   8433      (228,454)    11.a
    b. Change in accumulated net gains (losses) on cash flow hedges ..................................   4574             0     11.b
12. Foreign currency translation adjustments .........................................................   4414             0     12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) .........   4415             0     13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal
    Schedule RC, item 28) ............................................................................   3210     1,733,711     14.

---------------
* Describe on Schedule RI-E -- Explanations.

Schedule RI-B -- Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Credit Losses

Part I. Charge-offs and Recoveries on Loans and Leases(1)

Part I excludes charge-offs and recoveries through the alloted transfer risk reserve.

                                                                                                             I486    <-
                                                                              --------------------------------------
                                                                                   (Column A)         (Column B)
                                                                                  Charge-offs         Recoveries
                                                                              --------------------------------------
                                                                                      Calendar year-to-date
                                                                              --------------------------------------
                                                 Dollar Amounts in Thousands  RIAD                RIAD
--------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a. To U.S. addressees (domicile).........................................  4651      2,467     4661     2,278     1.a.
   b. To non-U.S. addressees (domicile).....................................  4652          0     4662         0     1.b.
2. Loans to depository institutions and acceptances of other banks:
   a. To U.S. banks and other U.S. depository institutions..................  4653         17     4663         0     2.a.
   b. To foreign banks......................................................  4654          0     4664         0     2.b.
3. Loans to finance agricultural production and other loans to farmers......  4655          0     4665       489     3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile).........................................  4645     28,072     4617     3,692     4.a.
   b. To non-U.S. addressees (domicile).....................................  4646          0     4618         0     4.b.
5. Loans to individuals for household, family, and other personal expenditures:
   a. Credit cards and related plans........................................  4656      2,361     4666       376     5.a.
   b. Other (includes single payment, installment, and all student loans)...  4657     51,007     4667    10,800     5.b.
6. Loans to foreign governments and official institutions...................  4643          0     4627        16     6.
7. All other loans..........................................................  4644     35,263     4628     3,363     7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile).........................................  4658          0     4668         0     8.a.
   b. Of non-U.S. addressees (domicile).....................................  4659          0     4669         0     8.b.
9. Total (sum of items 1 through 8).........................................  4635    119,187     4605    21,014     9.

Chase Bank of Texas, National Association       Call Date: 12/31/99         State #:               FFIEC  031
712 Main Street                                 Vendor ID: D                Cert #: 03263           Page RI-5
Houston, Texas 77001                            Transit #: 00000000
FDIC Certificate No.: 03263                                                                               ---
                                                                                                           7
                                                                                                          ---

SCHEDULE RI-B--CONTINUED

Part I. Continued

Memoranda
                                                                                            Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------
                                                                                  ----Calendar Year to Date----
1-3. Not applicable.                                                               (Column A)        (Column B)
4. Loans to finance commercial real estate, construction, and land          RIAD  Charge-offs  RIAD  Recoveries
   development activities (not secured by real estate) included in          ----  -----------  ----  ----------
   Schedule RI-B, part I, items 4 and 7, above............................  5409      1099     5410        58     M.4.
5. Loans secured by real estate in domestic offices (included in
   Schedule RI-B, part I, item 1, above):
   a. Construction and land development...................................  3582         0     3583        50     M.5.a
   b. Secured by farmland.................................................  3584         0     3585        18     M.5.b
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family residential
          properties and extended under lines of credit...................  5411         0     5412         0     M.5.c.(1)
      (2) All other loans secured by 1-4 family residential properties....  5413     2,401     5414       795     M.5.c.(2)
   d. Secured by multifamily (5 or more) residential properties...........  3588        17     3589         6     M.5.d.
   e. Secured by nonfarm nonresidential properties........................  3590        49     3591     1,409     M.5.e.

Part II. Changes in Allowance for Credit Losses

                                                                     Dollar Amounts in Thousands  RAID
--------------------------------------------------------------------------------------------------------------------
1. Balance originally reported in the December 31, 1996, Reports of Condition and Income........  3124       204,129   1.
2. Recoveries (must equal part I, item 9, column B above).......................................  2419        21,014   2.
3. LESS: Charge-offs (must equal or exceed part I, item 9, column A above)......................  2432       119,187   3.
4. Provision for credit losses (must equal or exceed Schedule RI, item 4.a).....................  4230       110 000   4.
5. Adjustments * (see instructions for this schedule)...........................................  4815             0   5.
6. Balance end of current period (sum of items 1 through 5) (must equal or exceed Schedule RC,
   item 4.b)....................................................................................  A512       215,956   6.

--------------
Describe on Schedule RI-E -- Explanations.

Chase Bank of Texas, National Association                       Call Date: 12/31/1999     State #:               FFIEC  031
712 Main Street                                                 Vendor ID: D               Cert #:    03263             PJ-6
Houston, Tx  77001                                              Transit #: 00000000
                                                                                                                 -----------
                                                                                                                      8
                                                                                                                 -----------

SCHEDULE RI-D -- INCOME FROM INTERNATIONAL OPERATIONS

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

PART I.  ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS

                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
                                                                                                 I492                   <-
                                                                                      ---------------------------      ----
                                                                                             Year-to-date
                                                                                      ---------------------------
                                                                             RIAD
                                                                             ----
1.      Interest income and expense booked at foreign offices, Edge and
        Agreement subsidiaries, and IBFs:
        a.      Interest income booked.....................................  4837                   N/A                  1.a.
        b.      Interest expense booked....................................  4838                   N/A                  1.b.
        c.      Net interest income booked at foreign offices, Edge and
                Agreement subsidiaries, and IBFs (item 1.a minus 1.b)......  4839                   N/A                  1.c.
2.      Adjustments for booking location of international operations:
        a.      Net interest income attributable to international
                operations booked at domestic offices......................  4840                   N/A                  2.a.
        b.      Net interest income attributable to domestic business
                booked at foreign offices..................................  4841                   N/A                  2.b.
        c.      Net booking location adjustment (item 2.a minus 2.b).......  4842                   N/A                  2.c.
3.      Noninterest income and expense attributable to international operations:
        a.      Noninterest income attributable to international
                operations.................................................  4097                   N/A                  3.a.
        b.      Provision for loan and lease losses attributable to
                international operations...................................  4235                   N/A                  3.b.
        c.      Other noninterest expense attributable to international
                operations.................................................  4239                   N/A                  3.c.
        d.      Net noninterest income (expense) attributable to
                international operations (item 3.a minus 3.b and 3.c)......  4843                   N/A                  3.d.
4.      Estimated pretax income attributable to international operations before capital allocation adjustment (sum of items 1.c, 2.c, and
        3.d)...............................................................  4844                   N/A                  4.
5.      Adjustment to pretax income for internal allocations to
        international operations to reflect the effects of equity capital
        on overall bank funding costs......................................  4845                   N/A                  5.
6.      Estimated pretax income attributable to international operations
        after capital allocation adjustment (sum of items 4 and 5).........  4846                   N/A                  6.
7.      Income taxes attributable to income from international operations
        as estimated in item 6.............................................  4797                   N/A                  7.
8.      Estimated net income attributable to international operations
        (item 6 minus 7)...................................................  4341                   N/A                  8.

Memoranda

                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
                                                                             RIAD
                                                                             ----
1.      Intracompany interest income included in item 1.a above............  4847                   N/A                  M.1.
2.      Intracompany interest expense included in item 1.b above...........  4848                   N/A                  M.2.

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS

                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
                                                                                             Year-to-date
                                                                                      ---------------------------
                                                                             RIAD
                                                                             ----
1.      Interest income booked at IBFs.....................................  4849                  N/A                  1.
2.      Interest expense booked at IBFs....................................  4850                  N/A                  2.
3.      Noninterest income attributable to international operations booked at domestic offices (excluding IBFs):
        a.      Gains (losses) and extraordinary items.....................  5491                  N/A                  3.a.
        b.      Fees and other noninterest income..........................  5492                  N/A                  3.b.
4.      Provision for loan and lease losses attributable to international
        operations booked at domestic offices (excluding IBFs).............  4852                  N/A                  4.
5.      Other noninterest expense attributable to international operations
        booked at domestic offices (excluding IBFs)........................  4853                  N/A                  5.

Chase Bank of Texas, National Association            Call Date:  12/31/1999        State #:       FFIEC  031
712 Main Street                                      Vendor ID:  D                 Cart#: 03263         RI-7
Houston, TX 77001                                    Transit #:  00000000
                                                                                                    --------
                                                                                                        9
                                                                                                    --------

SCHEDULE RI-E--EXPLANATIONS

Schedule RI-E is to be completed each quarter on a calender year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                             I495

                                                                                      Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
1. All other noninterest income (from Schedule RI, item 5.f.(2))
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                RIAD        Year-to-date
   a. Net gains (losses) on other real estate owned .........................................  5415           N/A   1.a.
   b. Net gains (losses) on sales of loans ..................................................  5416           N/A   1.b.
   c. Net gains (losses) on sales of premises and fixed assets ..............................  5417           N/A   1.c.
   Itemized and describe the three largest other amounts that exceed 10% of Schedule RI,
   item 5.f.(2):                                                                               RIAD
   d.  TEXT  4461  Intercompany contract services .....................................        4461        78,092   1.d.
   e.  TEXT  4462   Sale of Business Units ............................................        4462        71,000   1.e.
   f.  TEXT  4463 .....................................................................        4463           N/A   1.f.
2. Other noninterest expense (from Schedule R1, item 7.c):                                                 Year-to-date
   a.  Amortization expense of intangible assets ............................................  4531        39,966   2.a.
   Report amounts that exceed 10% of Schedule RI, item 7.c:
   b.  Net (gains) losses on other real estate owned ........................................  5418           N/A   2.b.
   c.  Net (gains) losses on sales of loans .................................................  5419           N/A   2.c.
   d.  Net (gains) losses on sales of premises and fixed assets .............................  5420           N/A   2.d.
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,
   item 7.c:                                                                                   RIAD
   e.  TEXT 4464                                                                               4464           N/A   2.e.
   f.  TEXT 4467                                                                               4467           N/A   2.f.
   g.  TEXT 4468                                                                               4468           N/A   2.g.
3. Extraordinary items and other adjustments and applicable income tax effect
   (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and
   other adjustments):                                                                         RIAD
   a.  (1) TEXT 6373 Effect of adopting FAS 133,                                               6373             0   3.a.(1)
                     "Accounting for Derivative Instruments and Hedging Activities"
       (2) Applicable income tax effect....................................RIAD 4486       0                        3.a.(2)
   b.  (1) 4487                                                                                4487             0   3.b.(1)
       (2) Applicable income tax effect....................................RIAD 4488       0                        3.b.(2)
   c.  (1) TEXT 4489                                                                           4489             0   3.c.(1)
       (2) Applicable income tax effect....................................RIAD 4491       0                        3.c.(2)
4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)
   (itemize and describe all adjustments):                                                     RIAD
   a.  TEXT 4492                                                                               4492           N/A   4.a.
   b.  TEXT 4493                                                                               4493           N/A   4.b.
5. Cumulative effect of changes in accounting principles from prior years
   (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):   RIAD
   a.  TEXT 4494                                                                               4494           N/A   5.a.
   b.  TEXT 4495                                                                               4495           N/A   5.b.
6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)
   (itemize and describe all corrections):                                                     RIAD
   a.  TEXT 4496                                                                               4496           N/A   6.a.
   b.  TEXT 4497                                                                               4497           N/A   6.b.

Chase Bank of Texas, National Association                      Call Date:  12/31/1999        State #:       FFIEC  031
712 Main Street                                                Vendor ID:  D                 Cert #:  03263       RI-8
Houston, TX 77001                                              Transit #:  00000000
                                                                                                    --------
                                                                                                       10
                                                                                                    --------

Schedule RI-E--Continued




                                                                     Dollar Amounts in Thousands  RIAD  Year-to-Date
--------------------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A, item 13)
   (itemize and describe all such transactions):
   a.  Text 4498 ...............................................................................  4498       N/A       7.a.
   b.  Text 4499 ...............................................................................  4499       N/A       7.b.
8. Adjustments to allowance for credit losses (from Schedule RI-B, part II, item 5)
   (itemize and describe all adjustments):
   a.  Text 4521 ...............................................................................  4521       N/A       8.a.
   b.  Text 4522 ...............................................................................  4522       N/A       8.b.
9. Other explanations (the space below is provided for bank to briefly describe, at its            I498    I499       <-
   option, any other significant items affecting the Report of Income):
                                   RIAD
                                        -------
   X = NO COMMENT - Y = COMMENT ___  4769    X
                                        -------
   Other explanations (please type or print clearly):
   TEXT 4769 (70 characters per line)

   --------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------

Legal Title of Bank: Chase Bank of Texas, National Association       Call Date:  12/31/1999     State #:           FFIEC  031
Address:             712 Main Street                                 Vendor ID:  D               Cert #: 03263       RC-1
City, State   Zip:   Houston, TX 77001                               Transit #:  00000000
                                                                                                                    --------
                                                                                                                       11
                                                                                                                    --------

Schedule RI-E--Continued

CONSOLIDATED REPORT OF CONDITION FOR INSURED
COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1999

ALL SCHEDULES ARE TO BE REPORTED IN THOUSANDS OF DOLLARS. UNLESS OTHERWISE INDICATED, REPORT THE AMOUNT OUTSTANDING AS OF THE LAST BUSINESS DAY OF THE QUARTER.

SCHEDULE RC - BALANCE SHEET

                                                                                                                  ----
                                                                                                                  C400   <-
                                                                                                    ------------------
                                                                                           Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
ASSETS
  1. Cash and balances due from depository institutions (from Schedule RC-A):                       RCFD
     a.   Noninterest-bearing balances and currency and coin(1).................................    0081    2,579,609    1.a
     b.   Interest bearing balances(2)..........................................................    0071        3,643    1.b
  2. Securities:
     a.   Held-to-maturity securities (from Schedule RC-B, column A)............................    1754      103,780    2.a
     b.   Available-for-sale securities (from Schedule RC-B, column D)..........................    1773    5,254,147    2.b
  3. Federal funds sold and securities purchased under agreements to resell.....................    1350    3,633,423    3.

  4. Loans and lease financing receivables:
     a.   Loans and leases, net of unearned income (from Schedule RC-C)... RCFD 2122  12,433,069                         4.a
     b.   LESS: Allowance for loan and lease losses....................... RCFD 3123     215,956                         4.b
     c.   LESS: Allocated transfer risk reserve........................... RCFD 3128           0                         4.c
     d.   Loans and leases, net of unearned income, allowance, and reserve (item 4.a minus 4.b
          and 4.c)..............................................................................    2125   12,217,113    4.d
  5. Trading assets (from Schedule RC-D)........................................................    3545      183,614    5.
  6. Premises and fixed assets (including capitalized leases)...................................    2145      697,508    6.
  7. Other real estate owned (from Schedule RC-M)...............................................    2150        1,191    7.
  8. Investments in unconsolidated subsidiaries and associated companies (from Schedule
     RC-M)......................................................................................    2130        3,328    8.
  9. Customers' liability to this bank on acceptances outstanding...............................    2155        9,107    9.
 10. Intangible assets (from Schedule RC-M).....................................................    2143      320,614    10.
 11. Other assets (from Schedule RC-F)..........................................................    2160      426,526    11.
 12. Total assets (sum of items 1 through 11)...................................................    2170   25,435,803    12.

---------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Chase Bank of Texas, National Association            Call Date:  12/31/1999        State #:       FFIEC  031
712 Main Street                                      Vendor ID:  D                  Cert #: 03263      RC-2
Houston, TX 77001                                    Transit #:  00000000
                                                                                                    --------
                                                                                                       12
                                                                                                    --------

SCHEDULE RC -- CONTINUED

                                                                                 Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  Deposits:
     a. In domestic offices (sum of totals of columns A and C from Schedule RC-E
        part I)...................................................................... RCON 2200    18,675,722     13.a.
        (1) Noninterest-bearing(1)...........................RCON 6631     8,311,219                              13.a.(1)
        (2) Interest-bearing.................................RCON 6636    10,364,503                              13.a.(2)
     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs
        (from Schedule RC-E, part II)................................................ RCFN 2200             0     13.b.
       (1) Noninterest-bearing...............................RCFN 6631             0                              13.b.(1)
       (2) Interest-bearing..................................RCFN 6636             0                              13.b.(2)
14.  Federal funds purchased and securities sold under agreements to repurchase...... RCFD 2800     1,424,990     14.
15.  a. Demand notes issued to the U.S. Treasury..................................... RCON 2840       722,997     15.a.
     b. Trading liabilities (from Schedule RC-D)..................................... RCFD 3548       171,687     15.b.
16.  Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
     a. With a remaining maturity of one year or less...............................  RCFD 2332     1,967,863     16.a.
     b. With a remaining maturity of more than one year through three years.........  RCFD A547             0     16.b.
     c. With a remaining maturity of more than three years........................... RCFD A548        14,896     16.c.
17.  Not applicable
18.  Bank's liability on acceptances executed and outstanding.......................  RCFD 2920         9,107     18.
19.  Subordinated notes and debentures(2)...........................................  RCFD 3200       445,000     19.
20.  Other liabilities (from Schedule RC-G).........................................  RCFD 2930       249,831     20.
21.  Total liabilities (sum of items 13 through 20).................................  RCFD 2948    23,702,092     21.
22.  Not applicable
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus..................................  RCFD 3838             0      23.
24.  Common stock...................................................................  RCFD 3230       612,893      24.
25.  Surplus (exclude all surplus related to preferred stock).......................  RCFD 3839       924,674      25.
26.  a. Undivided profits and capital reserves......................................  RCFD 3632       388,628      26.a.
     b. Net unrealized holding gains (losses) on available-for-sale securities......  RCFD 8434      (192,384)     26.b.
     C. Accumulated net gains (losses) on cash flow hedges..........................  RCFD 4835             0      26.C.
27.  Cumulative foreign currency translation adjustments............................  RCFD 3284             0      27.
28.  Total equity capital (sum of items 23 through 27)..............................  RCFD 3210     1,733,711      28.
29.  Total liabilities  and equity capital (sum of items 21 and 28).................  RCFD 3300    25,435,803      29.

Memorandum
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best                      Number
     describes the most comprehensive level of auditing work performed for the bank                   ------
     by independent external auditors as of any date during 1998....................  RCFD 6724         N/A       M.1


1 = Independent audit of the bank conducted in accordance          4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified          external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank          authority)
2 = Independent audit of the bank's parent holding company         5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing           auditors
    standards by a certified public accounting firm which          6 = Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company               auditors
    (but not on the bank separately)                               7 = Other audit procedures (excluding tax preparation work)
 3 = Directors' examination of the bank conducted in               8 = No external audit work
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required
    by state chartering authority)

---------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.

Chase Bank of Texas, National Association    Call Date: 12/31/99     State #:          FFIEC  031
712 Main Street                              Vendor ID: D            Cert #:  03263       RC-3
Houston, TX 77001                            Transit #: 00000000

                                                                   -------------
                                                                         13
                                                                   -------------
SCHEDULE RC-A -- CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.


                                                                                                                    C405 <-

                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
                                                                                           (Column A)         (Column B)
                                                                                          Consolidated         Domestic
1. Cash items in process of collection, unposted debits, and currency              RCFD      Bank              Offices
   and coin ...................................................................    0022    2,343,645                      1.
   a. Cash items in process of collection and unposted debits..................                         0020  1,604,592   1.a.
   b. Currency and coin........................................................                         0080    738,953   1.b.
2. Balances due from depository institutions in the U.S. ......................                         0082    118,056   2.
   a. U.S. branches and agencies of foreign banks (including their IBFs).......    0083            0                      2.a.
   b. Other commercial banks in the U.S. and other depository institutions
      in the U.S (including their IBFs)........................................    0085      118,056                      2.b.
3. Balances due from banks in foreign countries and foreign central banks......                         0070     17,338   3.
   a. Foreign branches of other U.S. banks.....................................    0073        1,114                      3.a
   b. Other banks in foreign countries and foreign central banks...............    0074       16,224                      3.b
4. Balances due from Federal Reserve Banks.....................................    0090      104,413    0900    104,413   4.
5. Total (sum of items 1 through 4) (total of column A must
   equal Schedule RC, sum of items 1.a and 1.b ................................    0010    2,583,452    0010  2,583,452   5.




Memorandum


                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item               RCON
   2, column B above)............................................................................     0050  114,945    M.1.

SCHEDULE RC-B -- SECURITIES

Exclude assets held for trading.

                                                                                                                C410 <-

                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
                                                Held-to-maturity                          Available-for-sale
                                         -----------------------------------     -----------------------------------------
                                            (Column A)           (Column B)         (Column C)           (Column D)
                                          Amortized Cost         Fair Value       Amortized  Cost       Fair Value(1)
                                         ----------------     --------------     -------------------   -------------------
                                         RCFD                  RCFD               RCFD                 RCFD
1. U.S. Treasury securities..........    0211            0     0213      0        1286   1,430,719     1287    1,359,968   1
2. U.S. Government agency
   obligations (exclude mortgage-
   backed securities):
   a. Issued by U.S. Government
      agencies(2)....................    1289            0     1290      0        1291           0     1293            0   2.a
   b. Issued by U.S. Government-
      sponsored agencies(3)..........    1294           36     1295    364        1297     251,321     1298      231,914   2.b

---------------

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Chase Bank of Texas, National Association  Call Date: 12/31/99   State #:                                              FFIEC  231
712 Main Street                            Vendor ID: D           Cert #: 03263                                           RC-1
Houston, TX 77001                          Transit #: 00000000                                                            ----
                                                                                                                           14
                                                                                                                          ----

SCHEDULE RC-B-CONTINUED

                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
                                                                Held-to-maturity                 Available-for-sale
                                                          ---------------------------------  ------------------------------------
                                                             (Column A)         (Column B)        (Column C)         (Column D)
                                                           Amortized Cost       Fair Value      Amortized Cost      Fair Value(1)
                                                          ---------------     ----------------  --------------    ---------------
3. Securities issued by states and political
   subdivisions in the U.S.:                              RCFD           RCFD              RCFD              RCFD
   a. General obligations...............................  1676      130  1677         130  1678         0    1679         0  3.a.
   b. Revenue obligations...............................  1681        0  1686           0  1690         0    1691         0  3.b.
   c. Industrial development and similar obligations....  1694        0  1695           0  1696         0    1697         0  3.c.
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA............................  1698        0  1699           0  1701   783,557    1702   742,425  4.a.(1)
      (2) Issued by FNMA and FHLMC......................  1703  103,614  1705     102,292  1706 3,043,022    1707 2,873,693  4.a.(2)
      (3) Other pass-through securities.................  1709        0  1710           0  1711         0    1713         0  4.a.(3)
   b. Other mortgage-backed securities (include CMOs,
      REMICs, and stripped MBS):                          RCFD           RCFD              RCFD              RCFD
      (1) Issued or guaranteed by FNMA, GNMA............  1714        0  1715           0  1716         0    1717         0  4.b.(1)
      (2) Collateralized by MBS issued or guaranteed by
          FNMA, FHLMC, or GNMA..........................  1718        0  1719           0  1731         0    1732         0  4.b.(2)
      (3) All other mortgage-backed securities..........  1733        0  1734           0  1735         0    1736         0  4.b.(3)
5. Other debt securities:
   a. Other domestic debt securities....................  1737        0  1738           0  1739         0    1741         0  5.a.
   b. Foreign debt securities...........................  1742        0  1743           0  1744         0    1746         0  5.b.
6. Equity securities:
   a. Investments in mutual funds and other equity                                         RCFD              RCFD
      securities with readily determinable fair values..                                   A510         0    A511         0  6.a.
   b. All other equity securities(1)....................                                   1752    46,127    1753    46,127  6.b.
7. Total (sum of items 1 through 6) (total of column A
   must equal Schedule RC, item 2.a) (total of column D   RCFD           RCFD              RCFD              RCFD
   must equal Schedule RC, item 2.b)....................  1754  103,780  1771     102,786  1772 5,554,746    1773 5,254,147  7.

-----------------

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

Chase Bank of Texas, National Association          Call Date:   12/31/1999      State #:           FFIEC  031
712 Main Street                                    Vendor ID:   D               Cert #:   03263          RC-5
Houston, TX 77001                                  Transit #:   00000000                                   15

SCHEDULE RC-B -- CONTINUED

Memoranda


                                                                                                      C412
                                                                                       -------------------
                                                                                       RCFD     Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
  1. Pledged securities(2)...........................................................  0416      1,971,492       M.1.
  2. Maturity and repricing data for debt securities(1)(2)(excluding those in nonaccrual status):
     a.   Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities;
          and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of:(3)(4)
          (1) Three months or less...................................................  A549         73,980       M.2.a.(1)
          (2) Over three months through 12 months....................................  A550             35       M.2.a.(2)
          (3) Over one year through three years......................................  A551         29,603       M.2.a.(3)
          (4) Over three years through five years....................................  A552        787,375       M.2.a.(4)
          (5) Over five years through 15 years.......................................  A553        701,039       M.2.a.(5)
          (6) Over 15 years..........................................................  A554             35       M.2.a.(6)
     b.   Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of:(3)(5)
          (1) Three months or less...................................................  A555          1,230       M.2.b.(1)
          (2) Over three months through 12 months....................................  A556         79,397       M.2.b.(2)
          (3) Over one year through three years......................................  A557         24,561       M.2.b.(3)
          (4) Over three years through five years....................................  A558             46       M.2.b.(4)
          (5) Over five years through 15 years.......................................  A559        485,300       M.2.b.(5)
          (6) Over 15 years..........................................................  A560      3,148,904       M.2.b.(6)
     c.   Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS;
          exclude mortgage pass-through securities) with an expected average life of(6):
          (1) Three years or less....................................................  A561              0       M.2.c.(1)
          (2) Over three years.......................................................  A562              0       M.2.c.(2)
     d.   Debt securities with a REMAINIMG MATURITY of one year or less (included in
          Memorandum items 2.a. through 2.c above....................................  A248        152,097       M.2.d.
  3.-6. Not applicable
  7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date
     (report the amortized cost at date of sale or transfer).........................  1778              0       M.7.
  8. Not applicable
  9. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):
     a.   Amortized cost.............................................................  8782              0       M.9.a.
     b.   Fair value.................................................................  8783              0       M.9.b.

---------------

(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
(4) Sum of Memorandum item 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien
    1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Legal Title of Bank:  Chase Bank of Texas, National Association   Call Date:   12/31/99  State #:            FFIEC  031
Address:              712 Main Street                             Vendor ID:   D          Cert #: 03263        RC-6
City, State   Zip:    Houston, TX 77001                           Transit#:    00000000                       -----
                                                                                                               16
                                                                                                              -----

SCHEDULE RC-C -- LOANS AND LEASE FINANCING RECEIVABLES

PART I. LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                                                          C415  <-

                                                                 (Column A)            (Column B)
                                                                Consolidated            Domestic
                                Dollar Amounts in Thousands         Bank                 Offices
-----------------------------------------------------------  -------------------   -------------------
                                                             RCFD                  CON
 1. Loans secured by real estate:..........................  1410   2,441,501                              1.
    a. Construction and land development...................                         1415      548,506      1.a.
    b. Secured by farmland (including farm
       residential and other improvements).................                         1420        5,494      1.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4
           family residential properties and
           extended under lines of credit..................                         1797            0      1.c.(1)
       (2) All other loans secured by 1-4 family
           residential properties:
           (a) Secured by first liens......................                         5367      812,258      1.c.(2)(a)
           (b) Secured by junior liens.....................                         5368      511,996      1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential
       properties..........................................                         1460       69,226      1.d.
    e. Secured by nonfarm nonresidential properties........                         1480      493,021      1.e.
 2. Loans to depository institutions:
    a. To commercial banks in the U.S.:....................                         1505        1,774      2.a.
       (1) To U.S. branches and agencies of foreign banks..  1506         125                              2.a.(1)
       (2) To other commercial banks in the U.S............  1507         649                              2.a.(2)
    b. To other depository institutions in the U.S.........  1517         409       1517          409      2.b
    c. To banks in foreign countries:......................                         1510            0      2.c.
       (1) To foreign branches of other U.S. banks.........  1513           0                              2.c.(1)
       (2) To other banks in foreign countries.............  1516           0                              2.c.(2)
 3. Loans to finance agricultural production and
    other loans to farmers.................................  1590      57,849       1590       37,849      3.
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile).......................  1763   6,370,912       1763    6,370,912      4.a.
    b. To non-U.S. addressees (domicile)...................  1764     195,365       1764      195,365      4.b.
 5. Acceptances of other banks:
    a. Of U.S. banks.......................................  1756           0       1756            0      5.a.
    b. Of foreign banks....................................  1757           0       1757            0      5.b.
 6. Loans to individuals for household, family, and other
    personal expenditures (i.e., consumer loans) (includes
    purchased paper):......................................                         1975    1,456,279      6.
    a. Credit cards and related plans (includes check
       credit and other revolving credit plans)............  2008     105,756                              6.a.
    b. Other (includes single payment, installment, and
       all student loans)..................................  2011   1,350,523                              6.b.
 7. Loans to foreign governments and official institutions
    (including foreign central banks)......................  2081       6,022       2081        6,022      7.
 8. Obligations (other than securities and leases) of
    states and political subdivisions in the U.S. .........  2107       7,093       2107        7,093      8.
 9. Other loans:...........................................  1563   1,873,342                              9.
    a. Loans for purchasing or carrying securities
       (secured and unsecured).............................                         1545       37,155      9.a.
    b. All other loans (exclude consumer loans)............                         1564    1,833,187      9.b.
10. Lease financing receivables (net of unearned income)...                         2165       45,823     10.
    a. Of U.S. addressees (domicile).......................  2182      45,102                             10.a.
    b. Of non-U.S. addressees (domicile)...................  2183         421                             10.b.
11. LESS: Any unearned income on loans reflected in
    items 1-9 above........................................  2123           0       2123            0     11.
12. Total loans and leases, net of unearned income
    (sum of items 1 through 10 minus item 11) (total of
     column A must equal Schedule RC, item 4.a)............  2122  12,433,069       2122   12,433,069     12.

Legal Title of Bank:  Chase Bank of Texas, National Association   Call Date:   12/31/99  State #:            FFIEC  031
Address:              712 Main Street                             Vendor ID:   D          Cert #: 03263        RC-7
City, State   Zip:    Houston, TX 77001                           Transit #:   000000000                      -----
                                                                                                               17
                                                                                                              -----

SCHEDULE RC-C - CONTINUED

PART I. CONTINUED

MEMORANDA


                                                                                   Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------
1. Not applicable
2. Loans and leases restructured and in compliance with modified terms (included in
   Schedule RC-C, part I, above and not reported as past due or nonaccrual in
   Schedule RC-N, Memorandum item 1):
   a. Loans secured by real estate:
      (1)  To U.S. addressees (domicile)...................................................  RCFD 1687              0    M.2.a.(1)
      (2)  To non-U.S. addressees (domicile)...............................................  RCFD 1689              0    M.2.a.(2)
   b. All other loans and all lease financing receivables (exclude loans to individuals
      for household, family, and other personal expenditures)..............................  RCFD 8691              0    M.2.b.
   c. Commercial and industrial loans to and lease financing receivables of non-U.S.
      addressees (domicile) included in Memorandum item 2.b above..........................  RCFD 8692              0    M.2.c.
3. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c (2)(a), column B)
      offices with a remaining maturity or repricing frequency of:(1)(2)
      (1)  Three months or less............................................................  RCON A564         28,024    M.3.a.(1)
      (2)  Over three months through 12 months.............................................  RCON A565         58,068    M.3.a.(2)
      (3)  Over one year through three years...............................................  RCON A566        134,113    M.3.a.(3)
      (4)  Over three years through five years.............................................  RCON A567        106,090    M.3.a.(4)
      (5)  Over five years through 15 years................................................  RCON A568        179,396    M.3.a.(5)
      (6)  Over 15 years...................................................................  RCON A569        289,000    M.3.a.(6)
   b. All loans and leases (reported in Schedule RC-C, part I, Items 1 through 10, column A)
      EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, Item 1-C(2)(a), column B)
      with a remaining maturity or repricing frequency of:(1)(3)
      (1)  Three months or less............................................................  RCFD A570      6,961,523    M.3.b.(1)
      (2)  Over three months through 12 months.............................................  RCFD A571      2,038,174    M.3.b.(2)
      (3)  Over one year through three years...............................................  RCFD A572        961,307    M.3.b.(3)
      (4)  Over three years through five years.............................................  RCFD A573        718,754    M.3.b.(4)
      (5)  Over five years through 15 years................................................  RCFD A574        719,212    M.3.b.(5)
      (6)  Over 15 years...................................................................  RCFD A575         62,540    M.3.b.(6)
   c. Loans and leases (reported in Schedule RC-C, part 1 items 1
      through 10, column A) with a REMAINING MATURITY of one year of less..................  RCFD A247      4,971,000    M.3.c.
   d. Loans secured by nonfarm nonresidential properties in
      domestic offices (reported in Schedule RC-C, part 1 item 1.e, column B) with a
      REMAINING MATURITY of over five years................................................  RCON A577        162,000    M.3.d.
   e. Commercial and industrial loans (reported in Schedule RC-C
      part 1, item 4, column A) with a REMAINING MATURITY of over three years..............  RCFD A578      2,302,000    M.3.e.

---------------

(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.

(2) Sum of Memorandum items 3.a.(1) through
   3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N. Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.

(3) Sum of Memorandum items 3.b.(1) through 3.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, Part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.


Chase Bank of Texas, National Association  Call Date: 12/31/1999                  State #:                   FFIEC  031
712 Main Street                            Vendor ID: D                           Cert #:  03263             Page RC-8
Houston, TX  77001                         Transit #: 00000000
FDIC Certificate No.:  03283                                                                                  ----------
                                                                                                                  18
                                                                                                              ----------

Schedule RC-C--Continued

Part I. Continued


Memoranda (continued)

                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------

4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4
   and 9, column A, page RC-6(1)...........................................................  RCFD 2746        682,147    M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, page RC-6)...........  RCFD 5369         14,650    M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a),
   column B, page RC-6)....................................................................  RCON 5370         76,371    M.6.

---------------
(1) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.



Schedule RC-D -- Trading Assets and Liabilities

Schedule RC-D is to be completed by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                       C420    <-
                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
 1. U.S. Treasury securities in domestic offices...........................................  RCON 3531              0     1.
 2. U.S. Government agency obligations in domestic offices (exclude mortgage-backe
    securities)............................................................................  RCON 3532              0     2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic
    offices................................................................................  RCON 3533              0     3.
 4. Mortgage-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA................  RCON 3534              0     4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
       (include CMOs, REMICs, and stripped MBS)............................................  RCON 3535                    4.b.
    c. All other mortgage-backed securities................................................  RCON 3536              0     4.c.
 5. Other debt securities in domestic offices..............................................  RCON 3537              0     5.
 6. - 8. Not applicable
 9. Other trading assets in domestic offices...............................................  RCON 3541         10,347     9.
10. Trading assets in foreign offices......................................................  RCFN 3542              0    10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:
    a. In domestic offices.................................................................  RCON 3543        173,267    11.a.
    b. In foreign offices..................................................................  RCFN 3543              0    11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)......  RCFD 3545        183,614    12.

LIABILITIES
13. Liability for short positions..........................................................  RCFD 3546              0    13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and
    equity contracts.......................................................................  RCFD 3547        171,687    14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item
    15.b)..................................................................................  RCFD 3548        171,687    15.

Chase Bank of Texas, National Association  Call Date: 12/31/1999   State #:         FFIEC  031
712 Main Street                            Vendor ID: D             Cert #: 03263   Page RC-9
Houston, TX 77001                          Transit #: 00000000
                                                                                                        ----------
                                                                                                            19
                                                                                                        ----------

Schedule RC-E -- Deposit Liabilities

Part I. Deposits in Domestic Offices

                                                                                                        C425 <-

---------------------------------------------------------------------------------------------------------
                                                                                           Nontransaction
                                                          Transaction Accounts                Accounts
                                                  -------------------------------------    --------------
                                                     (Column A)                              (Column C)
                                                       Total             (Column B)            Total
                                                    Transaction         Memo: Total        nontransaction
                                                      accounts        Demand Deposits         Accounts
                                                  (including total      (included in         (including
                                                  demand deposits)       column A)             MMDAs)
                                                  -----------------   -----------------   -----------------
                     Dollar Amounts in Thousands  RCON                CON                 CON
------------------------------------------------  -----------------   -----------------   -----------------
Deposits of:
1. Individuals, partnerships and corporations...  2201   5,724,907    2240   5,314,677    2346  11,835,609     1.
2. U.S. Government..............................  2202      17,212    2280      13,014    2520           0     2.
3. States and political subdivisions in the
   U.S..........................................  2203     321,253    2290      50,876    2530     118,032     3.
4. Commercial banks in the U.S..................  2206     505,578    2310     505,578    2550           0     4.
5. Other depository institutions in the U.S.....  2207      63,192    2312      63,192    2349           0     5.
6. Banks in foreign countries...................  2213      18,624    2320      18,624    2236           0     6.
7. Foreign governments and official institutions
   (including foreign central banks)............  2216       1,403    2300       1,403    2377           0     7.
8. Certified and official checks................  2330      69,912    2330      69,912                         8.
9. Total (sum of items 1 through 8) (sum of
   columns A and C must equal Schedule RC, item
   13.a)........................................  2215   6,722,081    2210   6,037,276    2385  11,953,641     9.

Memoranda

                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):        RCON
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts.............  6835     601,253    M.1.a.
   b. Total brokered deposits.........................................................  2365           0    M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000...............................  2343           0    M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than
          $100,000 and participated out by the broker in shares of $100,000 or less...  2344           0    M.1.c.(2)
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1)
          above)......................................................................  A243           0    M.1.d.(1)
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item 1.b
          above)......................................................................  A244           0    M.1.d.(2)
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as
      required under state law) (to be completed for the December report only)........  5590     415,678    M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through
   2.d must equal item 9, column C, above):
   a. Savings deposits:                                                                 RCON
      (1) Money market deposit accounts (MMDAs).......................................  6810   4,972,146    M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs).....................................  0352   3,549,152    M.2.a.(2)
   b. Total time deposits of less than $100,000.......................................  6648   2,005,103    M.2.b.
   c. Total time deposits of $100,000 or more.........................................  2604   1,427,240    M.2.c.
3. All NOW accounts (included in column A above)......................................  2398     684,805    M.3
4. Not applicable

Chase Bank of Texas, National Association  Call Date: 12/31/99    State#:              FFIEC  031
712 Main Street                            Vendor ID: D           Cert #: 03263        Page RC-10
Houston, TX 77001                          Transit #: 00000000

                                                                                        ------
                                                                                          20
                                                                                        ------

SCHEDULE RC-E -- CONTINUED

PART I. CONTINUED

Memoranda (Continued)


                                                                                      ------------------
                                                     Dollar Amounts in Thousands      RCON
--------------------------------------------------------------------------------------------------------
5. Maturity and repricing data for time deposits of less than $100,000:
a. Time deposits of less than $100,000 with a remaining maturity or repricing frequency of:(1)(2)
   (1) Three months or less..........................................................  A579      532,027      M.5.a.(1)
   (2) Over three months through 12 months...........................................  A580    1,073,056      M.5.a.(2)
   (3) Over one year through three years.............................................  A581      339,017      M.5.a.(3)
   (4) Over three years..............................................................  A582       61,003      M.5.a.(4)
b. Fixed rate AND floating rate time deposits of less than $100,000 with a REMAINING
   MATURITY of one year or less (included in Memorandum items 5.a.(1) through 5.a.(4)
   above)............................................................................  A241    1,605,000      M.5.b.
6. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or repricing frequency of:(1)(3)
      (1) Three months or less......................................................   A584      880,531      M.6.a.(1)
      (2) Over three months through 12 months.......................................   A585      439,766      M.6.a.(2)
      (3) Over one year through three years.........................................   A586       84,955      M.6.a.(3)
      (4) Over three years..........................................................   A587       21,988      M.6.a.(4)
   b. Fixed rate AND floating rate time deposits of $100,000 or more with a
      REMAINING MATURITY of one year or less (included in Memorandum items 6.a.(1)
      through 6.a.(4) above)........................................................   A242    1,320,000      M.6.b.

---------------

(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E, Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E, Memorandum item 2.c above.

Chase Bank of Texas, National Association         Call Date: 12/31/99       State #:            FFIEC  031
712 Main Street                                   Vendor ID: D               Cert #: 03263           RC-11
Houston, TX 77001                                 Transit #:  00000000
                                                                                               ----
                                                                                                21
                                                                                               ----

SCHEDULE RC-E--CONTINUED

PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND AGREEMENT SUBSIDIARIES AND IBFS)


                                                                                   Dollar Amounts in Thousands
Deposits of:                                                                                 RCFN
--------------------------------------------------------------------------------------------------------------

1. Individuals, partnerships, and corporations.............................................  2621          0    1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks)..........................  2623          0    2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their
   IBFs)...................................................................................  2625          0    3.
4. Foreign governments and official institutions (including foreign central banks).........  2650          0    4.
5. Certified and official checks...........................................................  2330          0    5.
6. All other deposits......................................................................  2668          0    6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)....................  2200          0    7.


                                                                                  Dollar Amounts in Thousands
Memorandum                                                                                  RCFN
--------------------------------------------------------------------------------------------------------------
1. Time deposits with a remaining maturity of one year or less (included in Part II,
   Item 7 above)...........................................................................  A245          0    M.1.

SCHEDULE RC-F -- OTHER ASSETS


                                                                                                             C430    <-
                                                                                      Dollar Amounts in Thousands
                                                                                                 RCFD
-----------------------------------------------------------------------------------------------------------------
1. Income earned, not collected on loans...................................................       2164     73,311    1.
2. Net deferred tax assets(1)..............................................................       2148    164,646    2.
3. Interest-only strips receivable (not in the form of a security)(2) on:
   a. Mortgage loans.......................................................................       A519          0    3.a.
   b. Other financial assets...............................................................       A520          0    3.b.
4. Other (itemize and describe amounts that exceed 25% of this item).......................       2168    190,567    4.
   a. TEXT 3549: ..........................................RCFD 3549          N/A                                    4.a.
   b. TEXT 3550: ..........................................RCFD 3550          N/A                                    4.b.
   c. TEXT 3551: ..........................................RCFD 3551          N/A                                    4.c.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11)......................       2160    428,526    5.

                                                                                  Dollar Amounts in Thousands
Memorandum                                                                                  RCFD
-------------------------------------------------------------------------------------------------------------
1. Deferred tax assets disallowed for regulatory capital purposes..........................  5610          0    M.1.

SCHEDULE RC-G -- OTHER LIABILITIES

                                                                                                             C435    <-

                                                                                      Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(3).......................  RCON 3645     17,108    1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable)............  RCFD 3646    199,318    1.b.
2. Net deferred tax liabilities(1).........................................................  RCFD 3049          0    2.
3. Minority interest in consolidated subsidiaries..........................................  RCFD 3000          0    3.
4. Other (itemize and describe amounts that exceed 25% of this item).......................  RCFD 2938     33,405    4.
   a. TEXT 3552: ...................................... RCFD 3552             N/A                                    4.a.
   b. TEXT 3553:....................................... RCFD 3553             N/A                                    4.b.
   c. TEXT 3554:....................................... RCFD 3554             N/A                                    4.c.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)......................  RCFD 2930    249,831    5.

---------------

(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3) For savings banks, include "dividends" accrued and unpaid on deposits.

Chase Bank of Texas, National Association   Call Date: 12/31/99   State #: 47-2085   FFIEC   031
712 Main Street                             Vendor ID: D           Cert #:              RC-12
Houston, TX 77001                           Transit #: 00000000
                                                                                     -----------
                                                                                          22
                                                                                     -----------

SCHEDULE RC-H -- SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                          C440
                                                                                   ---------------------------
                                                                                   Dollar Amounts in Thousands
                                                                                   ---------------------------
                                                                                   RCON       Domestic Offices
--------------------------------------------------------------------------------------------------------------
1.   Customers' liability to this bank on acceptances outstanding. . . . . . .     2155                9,107     1.
2.   Bank's liability on acceptances executed and outstanding. . . . . . . . .     2920                9,107     2.
3.   Federal funds sold and securities purchased under agreements to resell. .     1350            3,633,423     3.
4.   Federal funds purchased and securities sold under agreements
     to repurchase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2800            1,424,990     4.
5.   Other borrowed money. . . . . . . . . . . . . . . . . . . . . . . . . . .     3190            2,002,758     5.
     EITHER
6.   Net due from own foreign offices, Edge and Agreement subsidiaries, and
     IBFs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2163                  N/A     6.
     OR
7.   Net due to own foreign offices, Edge and Agreement subsidiaries, and
     IBFs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2941                    0     7.
8.   Total assets (excludes net due from foreign offices, Edge and Agreement
     subsidiaries, and IBFs) . . . . . . . . . . . . . . . . . . . . . . . . .     2192           25,435,803     8.
9.   Total liabilities (excludes net due to foreign offices, Edge and
     Agreement subsidiaries, and IBFs) . . . . . . . . . . . . . . . . . . . .     3129           23,702,092     9.



In Items 10-17 report the amortized (historical) cost of both held-to-maturity and available-for-sale securities in domestic offices.
10.  U.S. Treasury securities. . . . . . . . . . . . . . . . . . . . . . . . .     1039            1,430,719    10.
11.  U.S. Government agency obligations (exclude mortgage-backed securities) .     1041              251,357    11.
12.  Securities issued by states and political subdivisions in the U.S.  . . .     1042                  130    12.
13.  Mortgage-backed securities (MBS):
     a. Pass-through securities:
        (1) Issued or guaranteed by FNMA, FHLMC, or GNMA . . . . . . . . . . .     1043            3,930,193    13.a.1
        (2) Other pass-through securities. . . . . . . . . . . . . . . . . . .     1044                    0    13.a.2
     b. Other mortgage-backed securities (include CMOs, REMICs, and stripped
        MBS):
        (1) Issued or guaranteed by FNMA, FHLMC, or GNMA . . . . . . . . . . .     1209                    0    13.b.1
        (2) All other mortgage-backed securities . . . . . . . . . . . . . . .     1280                    0    13.b.2
14.  Other domestic debt securities  . . . . . . . . . . . . . . . . . . . . .     1281                    0    14.
15.  Foreign debt securities . . . . . . . . . . . . . . . . . . . . . . . . .     1282                    0    15.
16.  Equity securities:
     a. Investments in mutual funds and other equity securities with readily
        determinable fair values . . . . . . . . . . . . . . . . . . . . . . .     A510                    0    16.a.
     b. All other equity securities. . . . . . . . . . . . . . . . . . . . . .     1752               46,127    16.b.
17.  Total amortized (historical) cost of both held-to-maturity and
     available-for-sale securities (sum of items 10 through 16). . . . . . . .     1374            5,658,526    17.

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                                                   RCON   Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
     EITHER
 1.  Net due form the IBF of the domestic offices of the reporting bank . . .      3051                  N/A     M.1.
     OR
 2.  Net due to the IBF of the domestic offices of the reporting bank . . . .      3059                  N/A     M.2.

Chase Bank of Texas,    Call Date:      12/31/99    State #:               FFIEC  031
Nations Association     Vendor ID:      D           Cert. #:     03263     Page RC-13
712 Main Street         Transit #:      00000000
Houston, TX 77001

                                                                                ----
                                                                                 23
                                                                                ----



SCHEDULE RC-I -- SELECTED ASSETS AND LIABILITIES OF IBFS
To be completed only by banks with IBFs and other "foreign" offices.



                                                                                                            C445 <-
                                                                                  Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------
                                                                                   RCFN
1.   Total IBF assets of the consolidated bank (component of Schedule RC,
     item 12). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2133                  N/A     1.
2.   Total IBF loans and lease financing receivables (component of Schedule
     RC-C, part I, item 12, column A). . . . . . . . . . . . . . . . . . . . .     2076                  N/A     2.
3.   IBF commercial and industrial loans (component of Schedule RC-C, part I,
     item 4, column A) . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2077                  N/A     3.
4.   Total IBF liabilities (component of Schedule RC, item 21) . . . . . . . .     2898                  N/A     4.
5.   IBF deposit liabilities due to banks, including other IBFs (component of
     Schedule RC-E, part II, items 2 and 3). . . . . . . . . . . . . . . . . .     2379                  N/A     5.
6.   Other IBF deposit liabilities (component of Schedule RC-E, part II,
     items 1, 4, 5, and 6) . . . . . . . . . . . . . . . . . . . . . . . . . .     2381                  N/A     6.

Schedule RC-K -- QUARTERLY AVERAGES(1)


                                                                                                           C445 <-
                                                                                  Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------
ASSETS
 1.  Interest-bearing balances due from depository institutions. . . . . . . .     RCFD 3381           1,050      1.
 2.  U.S. Treasury securities and U.S. Government agency obligations(2)
     (including mortgage-backed securities
     issued or guaranteed by FNMA, or GNMA . . . . . . . . . . . . . . . . . .     RCFD 3382       5,512,356      2.
 3.  Securities issued by states and political subdivisions in the U.S.(2) . .     RCFD 3383             140      3.
 4.  a. Other debt securities(2) . . . . . . . . . . . . . . . . . . . . . . .
     (including mortgage-backed securities not
     issued or guaranteed by FNMA, FHLMC, or GNMA. . . . . . . . . . . . . . .     RCFD 3647               0      4.a.
     b. Equity securities(3) (includes investments in mutual funds and
        Federal Reserve stock) . . . . . . . . . . . . . . . . . . . . . . . .     RCFD 3648          46,127      4.b.
 5.  Federal funds sold and securities purchased under agreements to resell. .     RCFD 3365       1,099,052      5.
 6.  Loans:
     a. Loans in domestic offices:
        (1) Total loans  . . . . . . . . . . . . . . . . . . . . . . . . . . .     RCON 3360      12,798,232      6.a.(1)
        (2) Loans secured by real estate . . . . . . . . . . . . . . . . . . .     RCON 3385       2,444,997      6.a.(2)
        (3) Loans to finance agricultural production and other loans to
            farmers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     RCON 3386          40,693      6.a.(3)
        (4) Commercial and industrial loans. . . . . . . . . . . . . . . . . .     RCON 3387       6,183,977      6.a.(4)
        (5) Loans to individuals for household, family, and other personal
            expenditures . . . . . . . . . . . . . . . . . . . . . . . . . . .     RCON 3388       1,520,445      6.a.(5)
     b. Total loans in foreign offices, Edge and Agreement subsidiaries,
        and IBFs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     RCFN 3360               0      6.b.
 7.  Trading assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     RCFD 3401          75,189      7.
 8.  Lease financing receivables (net of unearned income). . . . . . . . . . .     RCFD 3484          42,149      8.
 9.  Total assets(4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     RCFD 3368      22,874,832      9.
LIABILITIES
10.  Interest-bearing transaction accounts in domestic offices (NOW accounts,
     ATS accounts, and telephone and preauthorized transfer accounts)
     (exclude demand deposits) . . . . . . . . . . . . . . . . . . . . . . . .     RCON 3485          319,374    10.
11.  Nontransaction accounts in domestic offices:
     a. Money market deposit accounts (MMDAs). . . . . . . . . . . . . . . . .     RCON 3486        5,089,694    11.a.
     b. Other savings deposits . . . . . . . . . . . . . . . . . . . . . . . .     RCON 3487        3,632,317    11.b.
     c. Time deposits of $100,000 or more. . . . . . . . . . . . . . . . . . .     RCON A514        1,128,961    11.c.
     d. Time deposits of less than $100,000. . . . . . . . . . . . . . . . . .     RCON A529        2,040,953    11.d.
12.  Interest-bearing deposits in foreign offices, Edge and Agreement
     subsidiaries, and IBFs  . . . . . . . . . . . . . . . . . . . . . . . . .     RCFN 3404                0    12.
13.  Federal funds purchased and securities sold under agreements to
     repurchase  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     RCFD 3353        1,501,379    13.
14.  Other borrowed money (includes mortgage indebtedness and obligations
     under capitalized leases) . . . . . . . . . . . . . . . . . . . . . . . .     RCFD 3355          820,968    14.

------------------
(1) For all items, banks have option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Chase Bank of Texas, National Association                         Call Date:   12/31/99    State #:            FFIEC  031
712 Main Street                                                   Vendor ID #: D            Cert #: 03263        RI-14
Houston, TX 77001                                                 Transit #:   0000000
                                                                                                                -----
                                                                                                                 24
                                                                                                                -----



SCHEDULE RC-L -- OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.


                                                                                                                         C460 <-

                                                                                                  Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
1.  Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g.,             RCFD
       home equity lines.....................................................................    3814           0    1.a
    b. Credit card lines.....................................................................    3815           0    1.b
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate..................................    3816     236,167    1.c.(1)
       (2) Commitments to fund loans not secured by real estate..............................    6550     535,019    1.c.(2)
    d. Securities underwriting...............................................................    3817           0    1.d
    e. Other unused commitments..............................................................    3818   8,520,062    1.e
2.  Financial standby letters of credit and foreign office guarantees.......... RCFD             3819   1,734,989    2.
    a. Amount of financial standby letters of credit conveyed to others........ 3820  87,467                         2.a
3.  Performance standby letters of credit and foreign office guarantees......................    3821     248,700    3.
    a. Amount of performance standby letters of credit conveyed to others...... 3822     616                         3.a
4.  Commercial and similar letters of credit.................................................    3411      82,806    4.
5.  Participations in acceptances (as described in the instructions) conveyed to others
    by the reporting bank....................................................................    3428           0    5.
6.  Participations in acceptances (as described in the instructions) acquired by the
    reporting (nonaccepting) bank............................................................    3429           0    6.
7.  Securities borrowed......................................................................    3432           0    7.
8.  Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank)..........................................    3433           0    8.
9.  Financial assets transferred with recourse that have been treated as sold for Call
    Report purposes:
    a. First lien 1-to-4 family residential mortgage loans:
       (1) Outstanding principal balance of mortgages transferred as of the report               RCFD
       date..................................................................................    A521           0    9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date..............    A522           0    9.a.(2)
    b. Other financial assets (excluding small business obligations reported in item 9.c.):
       (1) Outstanding principal balance of assets transferred as of the report date.........    A523           0    9.b.(1)
       (2) Amount of recourse exposure on these assets as of the report date.................    A524           0    9.b.(2)
    c. Small business obligations transferred with recourse under Section 208 of the
       Reigle Community Development and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations transferred
       as of the report date.................................................................    A249           0    9.c.(1)
       (2) Amount of retained recourse on these obligations as of the report date............    A250           0    9.c.(2)
10. Notional amount of credit derivatives:
    a. Credit derivatives on which the reporting bank is the guarantor.......................    A534           0    10.a
    b. Credit derivatives on which the reporting bank is the beneficiary.....................    A535           0    10.b
11. Spot foreign exchange contracts..........................................................    8765   1,559,977    11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC,
    item 28, "Total equity capital").........................................................    3430           0    12.
            TEXT                                                                 RCFD
    a.      3555:                                                                3555     N/A                        12.a
    b.      3556:                                                                3556     N/A                        12.b
    c.      3557:                                                                3557     N/A                        12.c
    d.      3558:                                                                3558     N/A                        12.d

Chase Bank of Texas, National Association   Call Date:   12/31/99  State #:            FFIEC  031
712 Main Street                             Vendor ID:   D          Cert #: 03263        RC-15
Houston, TX 77001                           Transit#:    00000000
                                                                                         -----
                                                                                          25
                                                                                         -----


SCHEDULE RC-L -- CONTINUED


                                                                                            Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize    RCFD
    and describe each component of this item over 25% of Schedule RC, item 28, "Total      5591           0    13.
    equity capital")
             TEXT                                                    RCFD
    a. 5592:                                                         5592          N/A                         13.a
    b. 5593:                                                         5593          N/A                         13.b
    c. 5594:                                                         5594          N/A                         13.c
    d. 5595:                                                         5595          N/A                         13.d



                                                                                                                      C461<-
 OFF-BALANCE SHEET DERIVATIVES
       POSITION INDICATORS                                                                          Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------
                                                      (Column A)      (Column B)        (Column C)      (Column D)
                                                       Interest        Foreign           Equity         Commodity
                                                        Rate          Exchange          Derivative         and
                                                      Contracts       Contracts         Contracts     other Contracts
14. Gross amounts (e.g., national
    amounts)(for each column, sum of
    items 14.a through 14.e must equal
    sum of items 15, 16.a, and 16.b):        RFCD               RFCD               RFCD             RFCD
    a.   Futures contracts...................8693      33,500   8694           0   8895         0   8696        0          14.a
    b.   Forward contracts...................8697      28,450   8698   1,427,014   8699         0   8700        0          14.b
    c.   Exchange-traded option contracts:
         (1) Written options.................8701   1,550,000   8702           0   8703         0   8704        0          14.c(1)
         (2) Purchased options...............8705   3,100,000   8706           0   8707         0   8708        0          14.c(2)
    d.   Over-the-counter option contracts:
         (1) Written options.................8709   3,366,821   8710      61,301   8711   346,348   8712    5,424          14.d(1)
         (2) Purchased options...............8713   3,366,821   8714      61,301   8715   346,348   8716    5,424          14.d(2)
    e.   Swaps...............................3450   6,202,328   3826           0   8719         0   8720        0          14.e
15. Total gross notional amount of
     derivative contracts held for trading...A126  12,489,420   A127   1,549,616   8723   692,696   8724   10,848          15.
16. Total gross notional amount of
     derivative contracts held for
     purposes other than trading:            RFCD               RFCD               RFCD             RFCD
     a.   Contracts marked to market.........8725   2,025,000   8726            0  8727         0   8728        0          16.a
     b.   Contracts not marked to market.....8729   3,431,500   8730            0  8731         0   8732        0          16.b
     c.   Interest rate swaps where the bank  CON
          has agreed to pay a fixed rate.....A589                0                                                         16.c.

Chase Bank of Texas, National Association            Call Date:  12/31/1999        State #:       FFIEC  031
712 Main Street                                      Vendor ID:  D                 Cart#:    03263     RC-16
Houston, TX 77001                                    Transit #:  00000000
                                                                                                    --------
                                                                                                       26
                                                                                                    --------

SCHEDULE RC-L -- CONTINUED

                                                                                         Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------
Off-Balance Sheet Derivatives                (Column A)       (Column B)          (Column C)          (Column D)
    Position Indicators                    Interest Rate   Foreign Exchange   Equity Derivatives    Commodity And
                                             Contracts        Contracts          Contracts         other Contracts
                                         -----------------  -----------------  -----------------  -----------------
17. Gross fair values of
       derivative contracts:
    a. Contracts held for trading:       RCFD                RCFD              RCFD                 RCFD
       (1) Gross positive
           fair value.............       8733       55,916   8734    37,833    8735     86,085      8736           0      17.a.(1)
       (2) Gross negative
           fair value.............       8737       56,346   8738    35,621    8739     86,085      8740           0      17.a.(2)
    b. Contracts held for
       purposes other than
       trading that are marked
       to market:
       (1) Gross positive
           fair value.............       8741            0   8742         0    8743          0      8744           0      17.b.(1)
       (2) Gross negative
           fair value.............       8745           10   8746         0    8747          0      8748           0      17.b.(2)
    c. Contracts held for
       purposes other than
       trading that are not
       marked to market:
       (1) Gross positive
           fair value.............       8749        3,219   8750         0    8751          0      8752           0      17.c.(1)
       (2) Gross negative
           fair value.............       8753       43,666   8754         0    8755          0      8756           0      17.c.(2)

MEMORANDA                                                                                   Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
 1-2. Not applicable
 3.   Unused commitments with an original maturity exceeding one year that are
      reported in Schedule RC-L, items 1.a through 1.e, above (report only the unused        RCFD
      portions of commitments that are fee paid or otherwise legally binding)..............  3833     4,485,802     M.3.
      a. Participations in commitments with an original
         maturity exceeding one year conveyed to others ...........  RCFD  3834      47,584                         M.3.a.
 4.   To be completed only by banks with $1 billion or more in total assets:
      Standby letters of credit and foreign office guarantees (both financial and performance) issued to non-U.S. addressees (domicile) included in Schedule RC-L, items RCFD
      2 and 3, above.......................................................................  3377       43,396      M.4.
 5.   Loans to individuals for household, family and other personal expenditures that have been securitized and sold (with servicing retained), amounts outstanding by type of loan:
      a. Loans to purchase private passenger automobiles                                     RCFD
         (to be completed for the September report only)...................................  2741          N/A      M.5.a.
      b. Credit cards and related plans (TO BE COMPLETED QUARTERLY)........................  2742            0      M.5.b.
      c. All other consumer installment credit (including mobile home loans)(to be
         completed for the September report only)..........................................  2743          N/A      M.5.c.

Chase Bank of Texas, National Association            Call Date:  12/31/1999        State #:       FFIEC  031
712 Main Street                                      Vendor ID:  D                 Cart#:    03263     RC-17
Houston, TX 77001                                    Transit #:  00000000
                                                                                                    --------
                                                                                                       27
                                                                                                    --------

SCHEDULE RC-M -- MEMORANDA

                                                                                                          C465  <-
                                                                                    Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers, directors,     RCFD
      principal shareholders and their related interests...................................  6164     1,138    1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals
      or exceeds the lesser of $500,000 or 5 percent of total capital as              Number
      defined for this purpose in agency regulations.....................  RCFD 6165      0                    1.b.
2. Federal funds sold and securities purchased under agreements to resell with U.S.          RCFD
   branches and agencies of foreign banks (1) (included in Schedule RC, item 3)............  3405         0    2.
3. Not applicable.
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
   a. Mortgages serviced under a GNMA contract.............................................  5500         0    4.a.
   b. Mortgages serviced under a FHLMC contract:
      (1) Serviced with recourse to servicer...............................................  5501         0    4.b.(1)
      (2) Serviced without recourse to servicer............................................  5502         0    4.b.(2)
   c. Mortgages serviced under a FNMA contract:
      (1) Serviced under a regular option contract.........................................  5503         0    4.c.(1)
      (2) Serviced under a special option contract.........................................  5504         0    4.c.(2)
   d. Mortgages serviced under other servicing contracts...................................  5505         0    4.d.
5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC, item 9):
   a. U.S. addressees (domicile)...........................................................  2103     5,457    5.a.
   b. Non-U.S. addressees (domicile).......................................................  2104     3,650    5.b.
6. Intangible assets:
   a. Mortgage Servicing Assets............................................................  3164         0    6.a.
      (1) Estimated fair value of mortgage servicing assets..............  RCFD A590  1,354               0    6.a.(1)
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships..............................................  5506         0    6.b.(1)
      (2) All other identifiable intangible assets.........................................  5507    34,854    6.b.(2)
   c. Goodwill.............................................................................  3163   265,760    6.c.
   d. Total (sum of items 6.a, 6.b.(1), 6,.b.(2), and 6.c)(must equal Schedule RC, item 10)  2143   320,614    6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been
      grandfathered or are otherwise qualifying for regulatory capital purposes............  6442         0    6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock
   dedicated to redeem the debt............................................................  3295         0    7.

---------------

(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Chase Bank of Texas, National Association          Call Date:  12/31/1999        State #:         FFIEC  031
712 Main Street                                    Vendor ID:  D                 Cart#:    03263     RC-18
Houston, TX 77001                                  Transit #:  00000000
                                                                                                    --------
                                                                                                       28
                                                                                                    --------

SCHEDULE RC-M -- CONTINUED

                                                                                        Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------
 8. a.   Other real estate owned:
         (1)  Direct and indirect investments in real estate ventures.......................  RCFD 5372            0    8.a.(1)
         (2)  All other real estate owned:
              (a)  Construction and land development in domestic offices....................  RCON 5508            0    8.a.(2)(a)
              (b)  Farmland in domestic offices ............................................  RCON 5509            0    8.a.(2)(b)
              (c)  1-4 family residential properties in domestic offices....................  RCON 5510          849    8.a.(2)(c)
              (d)  Multifamily (5 or more) residential properties in domestic offices.......  RCON 5511            0    8.a.(2)(d)
              (e)  Nonfarm nonresidential properties in domestic offices....................  RCON 5512          342    8.a.(2)(e)
              (f)  In foreign offices.......................................................  RCFN 5513            0    8.a.(2)(f)
         (3)  Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7).....  RCFD 2150        1,191    8.a.(3)
    b.   Investments in unconsolidated subsidiaries and associated companies:
         (1)  Direct and indirect investments in real estate ventures.......................  RCFD 5374            0    8.b.(1)
         (2)  All other investments in unconsolidated subsidiaries and associated
              companies.....................................................................  RCFD 5375        3,328    8.b.(2)
         (3)  Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8).....  RCFD 2130        3,328    8.b.(3)
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
    item 23, "Perpetual preferred stock and related surplus"................................  RCFD 3778            0    9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include proprietary, private label, and third party products):
    a.   Money market funds.................................................................  RCON 6441   14,968,429    10.a.
    b.   Equity securities funds............................................................  RCON 8427        8,616    10.b.
    c.   Debt securities funds..............................................................  RCON 8428        1,226    10.c.
    d.   Other mutual funds.................................................................  RCON 8429      356,774    10.d.
    e.   Annuities..........................................................................  RCON 8430           60    10.e.
    f.   Sales of proprietary mutual funds and annuities (included in items 10.a through
         10.e above)........................................................................  RCON 8784    6,574,102    10.f.
11. Net unamortized realized deferred gains (losses) on off-balance sheet derivative
    contracts included in assets and liabilities reported in Schedule RC....................  RCFD A525        3,549    11.
12. Amount of assets netted against nondeposit liabilities and deposits in foreign offices
    (other than insured branches in Puerto Rico and U.S. territories and possessions) on the balance sheet (Schedule RC) in accordance with generally accepted accounting
    principles(1)...........................................................................  RCFD A526             0   12.
13. Outstanding principal balance of loans other than 1-4 family residential mortgage loans that are serviced for others (to be completed if this balance is more than $10 million
    and exceeds ten percent of total assets)................................................  RCFD A591             0   13.


-----------------------------------------------------------------------------------------------------------------

Memorandum                                                                            Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------
  1. Reciprocal holdings of banking organizations' capital instruments (to be completed        RCFD
     for the December report only)...........................................................  3836            0    M.1.

---------------------

(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

Chase Bank of Texas, National Association          Call Date:  12/31/1999        State #:         FFIEC  031
712 Main Street                                    Vendor ID:  D                 Cert #:   03263     RC-18
Houston, TX 77001                                  Transit #:  00000000
                                                                                                    --------
                                                                                                       29
                                                                                                    --------


SCHEDULE RC-N -- PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                                      C470   <-
                                                                                                Dollar Amounts in Thousands
                                                          -----------------------------------------------------------------
                                                             (Column A)              (Column B)             (Column C)
                                                             Past due                Past due 90            Nonaccrual
                                                           30 through 89            days or more
                                                           days and still             and still
                                                              accruing                accruing

                                                          RCFD                   RCFD                   RCFD
1. Loans secured by real estate:
   a.   To U.S. addressees (domicile)...................  1245                   1246         5,863     1247        18,597   1.a.
   b.   To non-U.S. addressees (domicile)...............  1248                   1249             0     1250             0   1.b.
2. Loans to depository institutions and acceptances of
   other banks:
   a.   To U.S. banks and other U.S. depository
        institutions....................................  5377                   5378             0     5379             0   2.a.
   b.   To foreign banks................................  5380                   5381             0     5382             0   2.b.
3. Loans to finance agricultural production and other
   loans to farmers.....................................  1594                   1597             0     1583             0   3.
4. Commercial and industrial loans:
   a.   To U.S. addressees (domicile)...................  1251                   1252        16,539     1253        81,434   4.a.
   b.   To non-U.S. addressees (domicile)...............  1254                   1255         1,064     1256        14,172   4.b.
5. Loans to individuals for household, family, and other
   personal expenditures:
   a.   Credit cards and related plans..................  5383                   5384           909     5385             0   5.a.
   b.   Other (includes single payment, installment, and
        all student loans)..............................  5386                   5387         4,381     5388         3,449   5.b.
6. Loans to foreign governments and official
   institutions.........................................  5389                   5390             0     5391             0   6.
7. All other loans......................................  5459                   5460         2,673     5461         8,226   7.
8. Lease financing receivables:
   a.   Of U.S. addressees (domicile)...................  1257                   1258             0     1259             0   8.a.
   b.   Of non-U.S. addressees (domicile)...............  1271                   1272             0     1791             0   8.b.
9. Debt securities and other assets (exclude other real
   estate owned and other repossessed assets)...........  3505                   3506             0     3507             0   9.

=================================================================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                          RCFD                   RCFD                   RCFD
                                                          ----                   ----                   ----
10. Loans and leases reported in items 1 through 8 above
    which are wholly or partially guaranteed by the U.S.
    Government..........................................  5612                   5613          0        5614         4,894   10.
    a.   Guaranteed portion of loans and leases
         included in item 10 above.....................   5615                   5616          0        5617         3,915   10.a.



Chase Bank of Texas, National Association          Call Date:  12/31/1999        State #:         FFIEC  031
712 Main Street                                    Vendor ID:  D                 Cart#:    03263     RC-18
Houston, TX 77001                                  Transit #:  00000000
                                                                                                    --------
                                                                                                       30
                                                                                                    --------


SCHEDULE RC-N--CONTINUED


                                                                                                            C473
                                                                                        Dollar Amounts In Thousands
-------------------------------------------------------------------------------------------------------------------
                                                          (Column A)          (Column B)        (Column C)
                                                         Past due 30         Past due 90        Nonaccrual
Memoranda                                                through 89          days or more
                                                        days and still        and still
                                                           accruing            accruing

                                                      RCFD                RCFD               RCFD
--------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above (and
   not reported in Schedule RC-C, part I,
   Memorandum item 2)................................ 1658                 1659         0     1661         0     M.1.
2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in Schedule
   RC-N, items 4 and 7, above........................ 6558                 6559         0     6560     1,242     M.2.
3. Loans secured by real estate in domestic offices   RCON                 RCON               RCON
   (included in Schedule RC-N, item 1, above):
   a. Construction and land development.............. 2759                 2769     5,311     3492     5,530     M.3.a.
   b. Secured by farmland............................ 3493                 3494         0     3495         0     M.3.b.
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4
          family residential properties and extended
          under lines of credit...................... 5398                 5399         0     5400         0     M.3.c.(1)
      (2) All other loans secured by 1-4 family
          residential properties..................... 5401                 5402       552     5403     7,577     M.3.c.(2)
   d. Secured by multifamily (5 or more) residential
      properties..................................... 3499                 3500         0     3501        76     M.3.d.
   e. Secured by nonfarm nonresidential properties... 3502                 3503         0     3504     5,414     M.3.e.

                                                          (Column A)             (Column B)
                                                           Past due               Past due
                                                       30 thru 89 days         90 days or more
                                                      and still accruing      and still accruing
                                                      ------------------     -------------------
                                                      RCFD                   RCFD
                                                      ----                   ----
4. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:
   a. Book value of amounts carried as assets........ 3522                   3528             0     M.4.a.
   b. Replacement cost of contracts with a positive
      replacement cost............................... 3529                   3530             0     M.4.b.

-----------------------------------------------------------------------------------------------------------------------------
PERSON TO WHOM QUESTIONS ABOUT THE REPORTS OF CONDITION AND INCOME SHOULD BE DIRECTED:                            C477

      Name                                 Title                               Area code/phone number/extension

8901  Andrew Gutche                  8901  Vice President                8902  (212) 701-8949
      -----------------------------       ----------------------              -----------------------------------

                                                                         TEXT Fax: Area Code/Phone Number

                                                                         [ILLEGIBLE]  (212) 797-4726
                                                                              -----------------------------------

 Chase Bank of Texas, National Association  Call Date: 12/31/1999   State #:       FFIEC  031
 712 Main Street                            Vendor ID: D            Cert #: 03263       RC-21
 Houston, TX  77001                         Transit #: 00000000

                                                                                                       ----------
                                                                                                           31
                                                                                                       ----------


SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS

                                                                                                         C475   <-
                                                               Dollar Amounts in Thousands  RCON
--------------------------------------------------------------------------------------------------------------
 1. Unposted debits (see instructions):
    a. Actual amount of all unposted debits...............................................  0030          0    1.a
       OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits............................  0031        N/A    1.b.1
       (2) Actual amount of unposted debits to time and savings deposits(1)...............  0032        N/A    1.b.2
 2. Unposted credits (see instructions):
    a. Actual amount of all unposted credits..............................................  3510          0    2.a.
       OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits...........................  3512        N/A    2.b.1
       (2) Actual amount of unposted credits to time and savings deposits(1)..............  3514        N/A    2.b.2
 3. Uninvested trust funds (cash) held in bank's own trust department (not included
    in total deposits in domestic offices)................................................  3520     25,856    3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in
    Puerto Rico and U.S. territories and possessions (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries.......................................  2211      8,816    4.a.
    b. Time and savings deposits (1) of consolidated subsidiaries.........................  2351         17    4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries...............  5514          0    4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II)...........  2229          0    5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part
       II)................................................................................  2383          0    5.b.
    c. Interest accrued and unpaid on deposits in insured branches
       (included in Schedule RC-G, item 1.b)..............................................  5515          0    5.c.
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 4 or
       5, column B).......................................................................  2314          0    6.a.
    b. Amount reflected in time and savings deposits (1) (included in Schedule RC-E, Part
       I, item 4 or 5, column A or C, but not column B)...................................  2315          0    6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1)
    a. Unamortized premiums...............................................................  5516          0    7.a.
    b. Unamortized discounts..............................................................  5517          0    7.b.
 8. To be completed by banks with "Oakar deposits."
    a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S. territories and possessions):
       (1) Total deposits purchased or acquired from other FDIC-insured institutions
           during the quarter.............................................................  A531        N/A    8.a.1
       (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits
           attributable to SAIF; SAIF members report deposits attributable to BIF).......   A532        N/A    8.a.2
    b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter (exclude sales or transfers by the reporting bank of deposits in foreign offices other than insured branches in Puerto Rico and U.S. territories
       and possessions)..................................................................   A533        N/A    8.b.


---------------

(1) For FDIC and FICO insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

Chase Bank of Texas, National Association   Call Date: 12/31/1999               State #:                                  FFIEC  031
712 Main Street                             Vendor ID: D                        Cert #:     03263                              RC-22
Houston, TX 77001                           Transit #: 00000000

                                                                            ----
                                                                             32
SCHEDULE RC-O -- CONTINUED                                                  ----


                                                                         Dollar Amounts in Thousands   RCON
-----------------------------------------------------------------------------------------------------------------------------
9.  Deposits in lifeline accounts....................................................................  5596                9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total deposits
    in domestic offices).............................................................................  8432    0          10.
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and
    U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a gross
       basis in Schedule RC-E had been reported on a net basis.......................................  8785    0          11.a
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported on
       a net basis in Schedule RC-E had been reported on a gross basis...............................  A181    0          11.b
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico
       and U.S. territories and possessions in Schedule RC-E.........................................  A182    0          11.c
12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
    a. Amount of assets netted against demand deposits...............................................  A527     0         12.a
    b. Amount of assets netted against time and savings deposits.....................................  A528     0         12.b

Memoranda (To be completed each quarter except as noted)


                                                          Dollar Amounts in Thousands    RCON
------------------------------------------------------------------------------------------------------------------
1.  Total deposits in domestic offices of the bank:
    (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):
    a. Deposit accounts of $100,000 or less:
       (1) Amount of deposit accounts of $100,000 or less..............................  2702    7,986,375   M.1.a.(1)
                                                                               NUMBER
       (2) Number of deposit accounts of $100,000 or less (to be               ------
           completed for the June report only)...................  RCON 3779     N/A                         M.1.a.(2)
    b. Deposit accounts of more than $100,000:
       (1) Amount of deposit accounts of more than $100,000............................  2710   10,689,347   M.1.b.(1)
                                                                               NUMBER
                                                                               ------
       (2) Number of deposit accounts of more than $100,000......  RCON 2722   22,385                        M.1.b.(2)
2.  Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item
       1.b(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.
                                                                                                   YES/NO
                                                                                                   ------
       Indicate in the appropriate box at right whether your bank has a method or procedure for determining a better estimate of uninsured deposits than the
       estimate described above........................................................  6861        N/A     M.2.a.
    b. If the box marked YES has been checked, report the estimate of uninsured deposits
       determined by using your bank's method or procedure.............................  5597        N/A     M.2.b.
3.  Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report or Thrift Financial Report?
    If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:

                                                                                                     FDIC Cert No.
                                                                                                     -------------
    TEXT A545...........................................................................  A546         N/A    M.3.



Chase Bank of Texas, National Association          Call Date: 12/31/99         State #:                  FFIEC  031
712 Main Street                                    Vendor ID: D                 Cert #:  03263             RC-33
Houston, TX  77001                                 Transit #: 00000000                                   -----------
                                                                                                             33
                                                                                                         -----------

SCHEDULE RC-R -- REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1998, must complete items 2 through 9 and Memoranda items 1 and 2. BANKS WITH ASSETS OF LESS THAN $1 BILLION MUST COMPLETE ITEMS 1 THROUGH 3 BELOW OR SCHEDULE RC-R IN ITS ENTIRETY, DEPENDING ON THEIR RESPONSE TO ITEM 1 BELOW.

                                                                                                            C480        <-
                                                                                                         -----------
                                                                                                RCFD      YES     NO
                                                                                                          ---     ---
1. Test for determining the extent to which Schedule RC-R must be completed. To be completed only by banks with total assets of less than $1 billion. Indicate in the appropriate box at the right whether the bank has total capital greater than or equal to eight percent of
   adjusted total assets....................................................................     6056     N/A       1.

    For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule
   RC-L (see instructions).

    If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

   A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.



NOTE:  All banks are required to complete items 2 and 3 below.


                                                                                      RCFD            Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
2. Portion of qualifying limited-life capital instruments (original weighted average maturity of at least five years) that is includible in Tier 2 capital:
   a.   Subordinated debt(1) and intermediate term preferred stock...........         A515            445,000           2.a.
   b.   Other limited-life capital instruments...............................         A516                  0           2.b.
3. Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses consistent with applicable capital standards):
   a.(1)Tier 1 capital.......................................................         8274           1,605,481          3.a.1
     (2)Tier 2 capital.......................................................         8275             660,956          3.a.2
     (3)Tier 3 capital.......................................................         1395                   0          3.a.3
   b.Total risk-based capital................................................         3792           2,268,437          3.b.
   c.   Excess allowance for loan and lease losses (amount that exceeds
        1.25% of gross risk-weighted assets).................................         A222                   0          3.c.
   d.(1)Net risk-weighted assets (gross risk-weighted assets less excess
        allowance reported in item 3.c above and all other deductions).......         A223          18,908,216          3.d.1
     (2)Market risk equivalent assets (included in item 3.d.(1) above).......         1651                   0          3.d.2
   e.Maximum contractual dollar amount of recourse exposure in low level recourse transactions (to be completed only if the bank uses the
     "direct reduction method" to report these transactions in Schedule RC-R)         1727                   0          3.a
   f."Average total assets" (quarterly average reported in Schedule RC-K,
        item 9, less all assets deducted from Tier 1 capital)(2).............         A224          22,554,218          3.f.

Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered NO to item 1 above and by banks with total assets of $1 billion or more.

                                                                                  (Column A)             (Column B)
                                                                                    Assets            Credit Equivalent
                                                                                   Recorded            Amount of Off-
                                                                                    on the              Balance Sheet
                                                 Dollar Amounts in Thousands     Balance Sheet            Items(3)
---------------------------------------------------------------------------------------------------------------------------------

4. Assets and credit equivalent amounts of off-balance sheet items
   assigned to the Zero percent risk category:                                RCFD                 RCFD
   a.   Assets recorded on the balance sheet................................  5163     3,028,730                        4.a.
   b.   Credit equivalent amount of off-balance sheet items.................                       3796         8,929 F 4.b.

---------------

(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:   Chase Bank of Texas, National Association    Call Date:  12/31/1999   State #:             FFIEC  031
Address:               712 Main Street                              Vendor ID:  D             Cert #: 03263          RC-24
City, State   Zip:     Houston, TX 77001                            Transit #:  00000000                          ----------
                                                                                                                      34
                                                                                                                  ----------
Schedule RC-R -- Continued


                                                                          (Column A)             (Column B)
                                                                            Assets            Credit Equivalent
                                                                           Recorded                Amount
                                                                           on the              of Off-Balance
                                                                        Balance Sheet          Sheet Items(2)
                                                                      -------------------   --------------------

                                        Dollar Amounts in Thousands   RCFD                  RCFD
-------------------------------------------------------------------   ----                  ----
5.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:
    a. Assets recorded on the balance sheet.........................  5165     8,933,041                                      5.a.
    b. Credit equivalent amount of off-balance sheet items..........                        3801      259,948                5.b.
6.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
    a. Assets recorded on the balance sheet.........................  3802       813,567                                      6.a.
    b. Credit equivalent amount of off-balance sheet items..........                        3803      124,693                6.b.
7.  Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
    a. Assets recorded on the balance sheet.........................  3804    12,719,022                                      7.a.
    b. Credit equivalent amount of off-balance sheet items..........                         3805    3,881,466                7.b.
8.  On-balance sheet asset values excluded from and deducted in
    the calculation of the risk-based capital ratio(2)..............  3806       157,399                                      8.
9.  Total assets recorded on the balance sheet (sum of
    items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal
    Schedule RC, item 12 plus items 4.b and 4.c)....................  3807    25,651,759                                      9.

Memoranda

                                                         Dollar Amounts in Thousands   RCFD
-----------------------------------------------------------------------------------------------------------

1. Current credit exposure across all off-balance sheet derivative contracts covered
   by the risk-based capital standards...............................................     8764           58,593               M.1.

                                                                          With a remaining maturity of
                                                    ------------------------------------------------------------------------
                                                                                   (Column B)
                                                          (Column A)              Over one year              (Column C)
                                                       One year or less        through five years         Over five years
                                                    ----------------------   ----------------------   ----------------------
                                                    RCFD                        RCFD                     RCFD
                                                    ----------------------   ----------------------   ----------------------
2.  Notional principal amounts of
    off-balance sheet derivative contracts (3):
    a. Interest rate contracts....................  3809     5,280,507          8766     6,206,983    8767         1,210,109  M.2a
    b. Foreign exchange contracts.................  3812     1,280,168          8769       208,147    8770                 0  M.2b
    c. Gold contracts.............................  8771             0          8772             0    8773                 0  M.2c
    d. Other precious metals contracts............  8774             0          8775             0    8776                 0  M.2d
    e. Other commodity contracts..................  8777         5,424          8778             0    8779                 0  M.2e
    f. Equity derivative contracts................  A000       150,239          A001       196,109    A002                 0  M.2f

---------------

(1) Do not report in column B the risk-weighted amount of assets reported in column A.

(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g. futures contracts) not subject to risk-based capital. Item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

                                                                    Vendor ID: D              Cert #: 03283              Page RC-25
                                                                    Transit #: 00000000                                  ----------
                                                                                                                             35
                                                                                                                         ----------
                                 Optional Narrative Statement Concerning the Amounts
                                   Reported in the Reports of Condition and Income
                                        at close of business on December 31, 1999

Chase Bank of Texas, National Association                   Houston                                        TX
---------------------------------------------------------   ------------------------------------------     ---------------------
Legal Title of Bank                                         City                                           State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of
Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the
Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public.

BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER
IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY
OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and
Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank.

THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE
STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED
THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE
REPORTING BANK.


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                                                                                                                          RCON
x = NO COMMENT Y = COMMENT                                                                                                6979   X

BANK MANAGEMENT STATEMENT (please type or print clearly):
TEXT (70 characters per line)


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/S/ JACK ALEXANDER                          1/30/2000
---------------------------------------    -----------------
Signature of Executive Officer of Bank      Date of Signature

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
Chase Bank of Texas, National Association                         OMB No. For FDIC:    1557-0081
712 Main Street                                                   OMB No. For FDIC:    3064-0052
Houston, TX 77001                                            OMB No. For Federal Reserve:  7100-0036
                                                                     Expiration Date:  3/31/2002

                                                                    SPECIAL REPORT
                                                                                                         C700 <-
                                                                             Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------

                                             CLOSE OF BUSINESS
                                             DATE:                                FDIC Cert. #
                                             ----------------                     ------------
                                             12/31/1999                           03263
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LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
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The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of
Condition.  With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to its executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations
(Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively.
Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
---------------------------------------------------------------------------------------------------------------------------

a. Number of loans made to executive officers since the previous Call Report date............    RCFD  3561         0    a.
b. Total dollar amount of above loans (in thousands of dollars)  ............................    RCFD  3562         0    b.
c. Range of interest charged on above loans                               RCFD     FROM                         TO
   (example: 9 3/4% = 9.75)  ...........................................  7701     0.00%     to  RCFD  7702     0.00%    c.


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/s/ JACK ALEXANDER                                                           1/30/00
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SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT:                    DATE (Month, Day, Year):

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FDIC 8040/53 (3-98)